Exhibit 99.1

DDR CORP.

QUARTERLY FINANCIAL SUPPLEMENT

FOR THE PERIOD ENDED
JUNE 30, 2017

DDR Corp.

Table of Contents

Section	Page

Earnings Release & Financial Statements
Press Release	1–7

Company Summary
Portfolio Summary	8
Capital Structure	9
Same Store Metrics	10
Leasing Summary	11
Top 50 Tenants	12
Lease Expirations	13

Investments
Developments/Redevelopments	14
Transactions	15

Debt Summary
Debt Summary	16
Consolidated Debt Detail	17–18
Unconsolidated Debt Detail	19–20
Debt/Adjusted EBITDA	21

Unconsolidated Joint Ventures
Unconsolidated Joint Ventures	22–23

Reporting Policies and Other
Notable Accounting and Supplemental Policies	24–25
Non-GAAP Measures and Reconciliations	26–29
Leasing Metrics for Wholly-Owned and Joint Ventures at 100%	30–33

Property List	34–40

DDR considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectations for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our deleveraging strategy; any impact or results from the Company’s portfolio transition or any change in strategy; and the finalization of the financial statements for the period ended June 30, 2017. For additional factors that could cause the results of the Company to differ materially from these indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2016. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

For immediate release:

DDR REPORTS SECOND QUARTER 2017 OPERATING RESULTS

BEACHWOOD, OHIO, July 26, 2017 – DDR Corp. (NYSE: DDR) today announced operating results for the quarter ended June 30, 2017.

“Our second quarter results were characterized by strong financial and operational execution. We made progress reducing leverage and lengthening our average debt maturity by selling assets and accessing the capital markets. Our operations were ahead of plan and we completed our portfolio review and strategic planning process over a compressed time-period. I am excited about continuing to execute on these plans, which should position the company for strong future growth,” commented David R. Lukes, president and chief executive officer.

Financial Highlights

●	Second quarter net income attributable to common shareholders was $23.2 million, or $0.06 per diluted share, as compared to net income of $35.5 million, or $0.10 per diluted share, in the year ago-period. The year-over-year decline in net income attributable to common shareholders is primarily attributable to impairment charges aggregating $28.1 million recorded on one shopping center and two parcels of undeveloped land.
●	Second quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $108.8 million, or $0.30 per diluted share, compared to $122.4 million, or $0.33 per diluted share in the year ago-period. The year-over-year decrease in OFFO is primarily attributable to the dilutive impact of deleveraging asset sales.

Significant Second Quarter Activity

Asset Sales

●	Generated total asset sales and loan repayment proceeds of $237.5 million, totaling $225.7 million at DDR’s share
●	Sold two shopping centers in Puerto Rico for an aggregate sales price of $57.3 million
●	Sold nine shopping centers in the U.S. for an aggregate sales price of $149.2 million, totaling $137.5 million at DDR’s share

Capital Markets and Investments

●	Issued $450 million aggregate principal amount of 4.700% senior unsecured notes due 2027
●	Issued $175 million aggregate principal amount of 6.375% Class A Cumulative Redeemable Preferred Shares
●	Repaid in July 2017, $300 million 4.75% senior unsecured notes due April 2018
●	Recapitalized the DDR Domestic Retail Fund I joint venture which included a new $707 million mortgage loan on 52 assets to repay all of the joint venture’s outstanding mortgage debt

Key Operating Results

●	Reported a decrease in same store net operating income, including Puerto Rico, of -0.1% on a pro rata basis; and excluding Puerto Rico, same store net operating income was flat on a pro rata basis; presentation has been adjusted to include bad debt expense on a comparable basis
●	Executed 258 new leases and renewals for 1.9 million square feet
●	Generated new leasing spreads of 10.0% and renewal leasing spreads of 5.7%, both on a pro rata basis and including Puerto Rico for the quarter, and new leasing spreads of 10.4% and renewal leasing spreads of 6.5%, both on a pro rata basis and including Puerto Rico for the trailing twelve-month period
●	Reported a portfolio leased rate of 93.7% at June 30, 2017, compared to 96.1% at June 30, 2016, on a pro rata basis
●	Annualized base rent per occupied square foot on a pro rata basis was $16.09 at June 30, 2017, compared to $14.92 at June 30, 2016

Other Significant Activity

●	Completed the previously announced portfolio review and strategic planning process.
●	As a result of a full portfolio review and subsequent decision on asset sales, the Company recorded impairment charges on one shopping center and two parcels of undeveloped land aggregating $28.1 million in the second quarter.

Guidance

The Company’s 2017 operating assumptions remain as follows:

●	Expected annual growth in same store net operating income range as follows:

DDR Share
U.S. Portfolio	(1.0%) – 0.5%
Total Portfolio	(1.5%) – 0.0%
●	Expected leased rate at year end of 93.0% to 93.5%
●	Expected General and Administrative expenses of $72 million to $75 million
●	Expected Fee income of $30 million to $33 million
●	Expected Interest income of $26 million to $29 million
●	Expected redevelopment activity placed in service of $80 million (approximately $40 million of incremental same store NOI) weighted towards the second half of the year at high single-digit yields

About DDR Corp.

DDR is an owner and manager of 298 value-oriented shopping centers representing 100 million square feet in 34 states and Puerto Rico. The Company owns a high-quality portfolio of open-air shopping centers in major metropolitan areas that provide a highly-compelling shopping experience and merchandise mix for retail partners and consumers. The Company actively manages its assets with a focus on creating long-term shareholder value. DDR is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol DDR. Additional information about the Company is available at www.ddr.com.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call today at 8:30 a.m. Eastern Time. To participate with access to the slide presentation, please visit the Investors portion of DDR’s website, www.ddr.com/events, or for audio only, dial 877-249-1119 (U.S.), 855-669-9657 (Canada) or 412-542-4143 (international) at least ten minutes prior to the scheduled start of the call. A replay of the conference call will also be available at www.ddr.com/events for one year after the call. A copy of the Company’s Supplemental package is available on the Company’s website at www.ddr.com.

Non-GAAP Measures

FFO is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss), adjusted to exclude: (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property and related investments, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the NAREIT definition. The Company calculates Operating FFO by excluding certain non-operating charges and gains. Operating FFO is useful to investors as the Company removes non-comparable charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. The Company presents SSNOI both with and without provisions for uncollectible amounts and/or recoveries thereof. In addition, the Company presents SSNOI both with and without the results of its Puerto Rico portfolio. SSNOI also excludes activity associated with development and major redevelopment and single tenant assets and includes assets owned in comparable periods (15 months for quarter comparisons). SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in this release and the accompanying financial supplement.

Safe Harbor

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our deleveraging strategy; any impact or results from the Company’s portfolio transition or any change in strategy; and the finalization of the financial statements for the period ended June 30, 2017. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2016. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

DDR Corp.

Income Statement: Consolidated Interests

	$ in thousands, except per share
		2Q17	2Q16	6M17	6M16
	Revenues:
	Minimum rents (1)	$164,623	$178,064	$331,852	$355,431
	Percentage rent	1,823	1,654	3,522	3,590
	Recoveries	55,633	61,376	113,109	122,975
	Other property revenues (2)	5,321	4,762	9,899	10,105

		227,400	245,856	458,382	492,101

	Expenses (3):
	Operating and maintenance	32,150	35,330	65,141	72,588
	Real estate taxes	33,744	36,534	68,073	72,318

		65,894	71,864	133,214	144,906

	Net operating income	161,506	173,992	325,168	347,195

	Other income (expense):
	Fee income	8,787	11,465	18,226	19,643
	Interest income	7,166	9,446	15,558	18,496
	Interest expense	(48,908)	(54,012)	(100,735)	(111,909)
	Depreciation and amortization	(90,276)	(97,698)	(181,160)	(194,600)
	General and administrative (4)	(22,756)	(18,499)	(53,828)	(36,375)
	Other income (expense), net	(954)	2,081	(958)	3,854
	Impairment charges	(28,096)	0	(50,069)	0

	(Loss) income before earnings from JVs and other	(13,531)	26,775	(27,798)	46,304

	Equity in net (loss) income of JVs	(717)	1,117	(2,382)	15,538
	Reserve of preferred equity interests	0	0	(76,000)	0
	Tax expense	(473)	(245)	(696)	(703)
	Gain on disposition of real estate, net	44,599	13,721	82,726	26,102

	Net income (loss)	29,878	41,368	(24,150)	87,241
	Non-controlling interests	(267)	(310)	(480)	(610)

	Net income (loss) DDR	29,611	41,058	(24,630)	86,631
	Preferred dividends	(6,399)	(5,594)	(11,993)	(11,188)

	Net income (loss) Common Shareholders	$23,212	$35,464	($36,623)	$75,443

	Weighted average shares – Basic – EPS	366,987	364,976	366,710	364,834
	Assumed conversion of dilutive securities	43	342	0	346

	Weighted average shares – Diluted – EPS	367,030	365,318	366,710	365,180

	Earnings per common share – Basic & Diluted	$0.06	$0.10	($0.10)	$0.21

	Revenue items:
(1)	Ground lease revenue	$10,796	$10,240	$21,688	$20,340
(2)	Lease termination fees	630	216	808	1,445

(3)	Operating expenses:
	Recoverable expenses	(60,237)	(65,031)	(122,354)	(131,147)
	Non-recoverable expenses	(5,325)	(5,633)	(9,604)	(11,532)
	Bad debt expense	(332)	(1,200)	(1,256)	(2,227)

(4)	General and administrative expenses:
	Separation charges	(5,081)	0	(16,552)	0
	Internal leasing expenses	(1,258)	(1,979)	(2,850)	(4,061)
	Construction administrative costs (capitalized)	1,830	1,948	4,218	3,900

DDR Corp.

Reconciliation: Net Income (Loss) to FFO and Operating FFO

and Other Financial Information

$ in thousands, except per share
	2Q17	2Q16	6M17	6M16
Net income (loss) attributable to Common Shareholders	$23,212	$35,464	($36,623)	$75,443
Depreciation and amortization of real estate	88,423	95,626	177,073	190,480
Equity in net loss (income) of JVs	717	(1,117)	2,382	(15,538)
JVs’ FFO	6,212	6,426	12,794	12,576
Non-controlling interests	76	76	152	152
Impairment of depreciable real estate	19,010	0	40,982	0
Gain on disposition of depreciable real estate, net	(44,525)	(16,154)	(81,423)	(28,250)

FFO attributable to Common Shareholders	$93,125	$120,321	$115,337	$234,863

Reserve of preferred equity interests	0	0	76,000	0
Impairment charges	9,086	0	9,086	0
Separation charges	5,081	0	16,552	0
Transaction, debt extinguishment, other, net	948	(333)	947	(361)
Joint ventures - debt extinguishment, transaction, other	604	20	684	20
(Gain) loss on disposition of non-depreciable real estate, net	(74)	2,433	(1,303)	2,148

Total non-operating items, net	15,645	2,120	101,966	1,807

Operating FFO attributable to Common Shareholders	$108,770	$122,441	$217,303	$236,670

Weighted average shares and units – Basic – FFO & OFFO	367,482	365,851	367,231	365,774
Assumed conversion of dilutive securities	43	341	66	346

Weighted average shares and units – Diluted – FFO & OFFO	367,525	366,192	367,297	366,120

FFO per share – Basic & Diluted	$0.25	$0.33	$0.31	$0.64
Operating FFO per share – Basic & Diluted	$0.30	$0.33	$0.59	$0.65
Common stock dividends declared, per share	$0.19	$0.19	$0.38	$0.38

Certain non-cash items (DDR share):
Straight-line rent, net	$223	$1,298	$657	$2,653
Amortization of (above)/below-market rent, net	4,383	1,159	8,233	1,556
Straight-line ground rent income (expense)	(53)	(182)	216	(276)
Debt fair value and loan cost amortization	(1,131)	(561)	(2,118)	(1,288)
Capitalized interest expense	478	703	876	1,947
Stock compensation expense	(1,584)	(1,690)	(3,492)	(3,298)
Non-real estate depreciation expense	(1,807)	(2,024)	(3,942)	(4,025)
Non-cash interest income	0	1,954	1,283	3,899

Capital expenditures (DDR share):
Development and redevelopment costs	14,041	26,415	29,965	50,887
Maintenance capital expenditures	3,200	6,031	4,024	7,048
Tenant allowances and landlord work	7,007	6,635	19,083	14,091
Leasing commissions	739	1,251	1,377	2,155

DDR Corp.

Balance Sheet: Consolidated Interests

	$ in thousands
		At Period End
		2Q17	4Q16
	Assets:
	Land	$1,938,589	$1,990,406
	Buildings	6,193,366	6,412,532
	Fixtures and tenant improvements	726,721	735,685

		8,858,676	9,138,623
	Depreciation	(2,001,376)	(1,996,176)

		6,857,300	7,142,447
	Construction in progress and land	113,543	105,435

	Real estate, net	6,970,843	7,247,882

	Investments in JVs	117,304	60,793
	Receivable – preferred equity interests, net	318,181	393,338
	Cash	414,074	30,430
	Restricted cash	61,462	8,795
	Notes receivable, net	19,590	49,503
	Receivables, net (1)	114,449	121,367
	Intangible assets, net	216,602	241,598
	Other assets, net	37,533	43,812

	Total Assets	8,270,038	8,197,518

	Liabilities and Equity:
	Unsecured debt	3,060,345	2,913,217
	Unsecured term loan	398,316	398,399
	Secured debt	1,108,005	1,182,352

		4,566,666	4,493,968

	Dividends payable	76,744	75,245
	Other liabilities (2)	368,412	382,293

	Total Liabilities	5,011,822	4,951,506

	Preferred shares	525,000	350,000
	Common shares	36,715	36,630
	Paid-in capital	5,499,103	5,487,212
	Distributions in excess of net income	(2,809,110)	(2,632,327)
	Deferred compensation	10,254	15,149
	Other comprehensive income	(2,632)	(4,192)
	Common shares in treasury at cost	(9,816)	(14,957)
	Non-controlling interests	8,702	8,497

	Total Equity	3,258,216	3,246,012

	Total Liabilities and Equity	$8,270,038	$8,197,518

(1)	Straight-line rents receivable, net	$63,209	$65,072

(2)	Below-market leases, net	136,638	147,941

DDR Corp.

Reconciliation of Net Income Attributable to DDR to Same Store NOI (1)

$ in thousands
			At DDR Share (Non-GAAP)
	2Q17	2Q16	2Q17	2Q16
GAAP Reconciliation:
Net income attributable to DDR	$29,611	$41,058	$29,611	$41,058
Fee income	(8,787)	(11,465)	(8,787)	(11,465)
Interest income	(7,166)	(9,446)	(7,166)	(9,446)
Interest expense	48,908	54,012	48,908	54,012
Depreciation and amortization	90,276	97,698	90,276	97,698
General and administrative	22,756	18,499	22,756	18,499
Other expense	954	(2,081)	954	(2,081)
Impairment charges	28,096	0	28,096	0
Equity in net loss (income) of joint ventures	717	(1,117)	717	(1,117)
Reserve of preferred equity interests	0	0	0	0
Tax expense	473	245	473	245
Gain on disposition of real estate	(44,599)	(13,721)	(44,599)	(13,721)
Income from non-controlling interests	267	310	267	310

Consolidated NOI	161,506	173,992	161,506	173,992
DDR’s consolidated JV	0	0	(396)	(454)

Consolidated NOI, net of non-controlling interests	161,506	173,992	161,110	173,538

Net (loss) income from unconsolidated joint ventures	(33,702)	(4,933)	(1,163)	714
Interest expense	29,004	33,319	4,606	5,278
Depreciation and amortization	47,589	49,021	5,747	5,635
Impairment charges	27,850	0	1,392	0
Preferred share expense	8,239	8,305	412	415
Other expense, net	9,054	6,319	1,611	1,011
Loss (gain) on disposition of real estate, net	803	(114)	40	(22)

Unconsolidated NOI	88,837	91,917	12,645	13,031

Total Consolidated + Unconsolidated NOI	250,343	265,909	173,755	186,569
Less: Non-Same Store NOI adjustments	(16,787)	(32,167)	(16,533)	(29,157)

Total SSNOI (including Puerto Rico and bad debt expense)	$233,556	$233,742	$157,222	$157,412

Less: Puerto Rico Same Store NOI	(20,562)	(20,776)	(20,562)	(20,776)

Total SSNOI excluding Puerto Rico (including bad debt expense)	$212,994	$212,966	$136,660	$136,636

Add: bad debt expense	1,262	1,729	856	1,250

Total SSNOI (excluding bad debt expense)	$234,818	$235,471	$158,078	$158,662

SSNOI % Change (including Puerto Rico and bad debt expense)	(0.1%)		(0.1%)
SSNOI % Change excluding Puerto Rico	0.0%		0.0%
SSNOI % Change (excluding bad debt expense)	(0.3%)		(0.4%)

(1) Excludes major redevelopment activity; see Investments section for additional detail. See calculation definition in the Non-GAAP Measures section.

DDR Corp.

Portfolio Summary

GLA in thousands
	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16

Shopping Center Summary
Operating Centers - 100%	298	309	319	327	349
Wholly Owned - Domestic	136	144	153	157	177
Wholly Owned - Puerto Rico	12	14	14	14	14
JV Portfolio	150	151	152	156	158

Owned and Ground Lease GLA - 100%	72,686	74,400	75,815	76,631	81,147
Owned and Ground Lease GLA - DDR Share	48,053	49,633	50,983	51,508	55,988
Wholly Owned - Domestic	39,307	40,515	41,871	42,380	46,857
Wholly Owned - Puerto Rico	4,441	4,807	4,807	4,807	4,807
JV Portfolio - 100%	28,938	29,078	29,137	29,444	29,483
JV Portfolio - DDR Share	4,305	4,311	4,305	4,321	4,324
Unowned GLA - 100%	27,352	28,586	29,933	30,622	31,390

Quarterly Operational Overview

DDR Share
Base Rent PSF	$16.09	$15.83	$15.46	$15.36	$14.92
Base Rent PSF < 10K	$26.72	$26.43	$26.16	$26.05	$25.53
Base Rent PSF > 10K	$13.01	$12.83	$12.49	$12.39	$12.08
Leased Rate	93.7%	94.3%	95.0%	95.4%	96.1%
Commenced Rate	91.5%	92.5%	93.8%	93.9%	94.4%
Leased Rate < 10K SF	87.9%	88.3%	89.4%	89.9%	89.6%
Leased Rate > 10K SF	95.4%	96.2%	96.6%	97.0%	98.1%

Wholly Owned Domestic (100%)
Base Rent PSF	$15.79	$15.49	$15.04	$15.01	$14.50
Leased Rate	94.0%	94.7%	95.2%	95.7%	96.6%
Leased Rate < 10K SF	89.4%	89.5%	90.5%	91.2%	90.4%
Leased Rate > 10K SF	95.3%	96.2%	96.5%	97.0%	98.3%

Wholly Owned Puerto Rico (100%)
Base Rent PSF	$20.82	$20.31	$20.59	$19.69	$19.93
Leased Rate	90.4%	90.9%	92.6%	92.6%	92.8%
Leased Rate < 10K SF	80.5%	82.0%	83.6%	83.3%	84.2%
Leased Rate > 10K SF	95.1%	95.1%	96.8%	96.8%	96.8%

Joint Venture DDR Share
Base Rent PSF	$14.71	$14.63	$14.62	$14.56	$14.55
Leased Rate	93.8%	94.6%	95.4%	94.9%	94.9%
Leased Rate < 10K SF	86.2%	87.7%	88.3%	88.0%	89.1%
Leased Rate > 10K SF	96.6%	97.2%	98.1%	97.5%	97.0%

DDR (100%)
Base Rent PSF	$15.46	$15.27	$15.00	$14.92	$14.63
Base Rent PSF < 10K	$25.39	$25.18	$24.95	$24.84	$24.43
Base Rent PSF > 10K	$12.54	$12.41	$12.17	$12.09	$11.90
Leased Rate	93.7%	94.4%	95.0%	95.1%	95.7%
Commenced Rate	91.7%	92.6%	93.6%	93.8%	94.1%
Leased Rate < 10K SF	87.6%	88.1%	88.9%	89.1%	89.1%
Leased Rate > 10K SF	95.7%	96.4%	96.9%	97.0%	97.7%

Joint Venture (100%)
Base Rent PSF	$14.34	$14.26	$14.17	$14.10	$14.09
Leased Rate	93.9%	94.7%	95.2%	94.7%	94.6%
Leased Rate < 10K SF	86.9%	87.8%	87.9%	87.6%	88.4%
Leased Rate > 10K SF	96.2%	96.9%	97.6%	97.1%	96.7%

Operational Statistics
% of Aggregate Property NOI - Wholly Owned - Domestic - DDR Share	79.3%	78.3%	79.5%	80.0%	80.9%
% of Aggregate Property NOI - Wholly Owned - Puerto Rico - DDR Share	12.4%	13.6%	12.7%	12.3%	11.8%
% of Aggregate Property NOI - Joint Venture - DDR Share	8.3%	8.1%	7.8%	7.7%	7.3%

Same Store NOI
DDR Share	-0.1%	-0.1%	2.0%	3.4%	3.1%
Wholly Owned - Domestic	0.1%	0.3%	1.7%	3.3%	3.1%
Wholly Owned - Puerto Rico	-1.0%	-3.3%	-1.1%	2.1%	-0.5%
JV Portfolio at DDR Share	-1.1%	2.2%	5.2%	4.2%	3.9%
DDR - 100%	-0.1%	0.5%	2.8%	3.3%	2.7%

TTM Total Leasing - DDR Share (000s)	6,710	6,175	5,848	6,057	6,160
TTM Blended New and Renewal Rent Spreads - DDR Share	6.9%	7.8%	9.1%	9.7%	9.3%

DDR Corp.

Capital Structure

$, shares and units in thousands, except per share
	June 30, 2017		June 30, 2016

Capital Structure	Amount	% of Total	Amount	% of Total

Common Shares Equity	$3,333,613	38%	$6,637,440	54%

Perpetual Preferred Stock – Class J	200,000	2%	200,000	2%

Perpetual Preferred Stock – Class K	150,000	2%	150,000	1%

Perpetual Preferred Stock - Class A	175,000	2%	0	0%

Unsecured Credit Facilities	0	0%	265,000	2%

Unsecured Term Loan	400,000	5%	400,000	3%

Unsecured Public Debt	3,076,797	35%	2,926,756	24%

Secured Term Loan	200,000	2%	200,000	2%

DDR Share of Unconsolidated Debt	359,281	4%	425,284	3%

Fixed Rate Mortgage Debt (excludes partners’ share)	870,451	10%	1,071,252	9%

Variable Rate Mortgage Debt	25,565	0%	77,325	0%

Total Debt	4,932,094	56%	5,365,617	43%

Total	$8,790,707	100%	$12,353,057	100%

Capital Structure Detail

Common Shares Outstanding	367,144		365,502

Operating Partnership Units	399		399

Total Outstanding Common Shares	367,543		365,901

Market Value per Share	$9.07		$18.14

Common Shares Equity	$3,333,613		$6,637,440

Partners’ Share of Consolidated Debt (excluded above)	$9,837		$9,900

DDR Share of Unconsolidated Debt (included above)	$359,281		$425,284

Debt/Adjusted EBITDA – Consolidated (1)	6.2x		6.7x

Debt/Adjusted EBITDA – Pro Rata (1)	6.5x		7.0x

Credit Ratings			Public Debt Covenants
	Debt Rating	Outlook		Actual Covenant	Covenant Threshold

Moody’s	Baa2	Negative	Total Debt to Real Estate Assets Ratio	49%	≤ 65%

S&P	BBB-	Stable	Secured Debt to Assets Ratio	11%	≤ 40%

Fitch	BBB-	Stable	Unencumbered Assets to Unsecured Debt	197%	≥ 135%

			Fixed Charge Coverage Ratio	2.7x	≥ 1.5x

(1) Excludes Perpetual Preferred Stock.

DDR Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100%			Same Store at DDR Share

	2Q17	2Q16	Change	2Q17	2Q16	Change

Leased Rate	93.7%	95.5%	-1.8%	93.6%	96.0%	-2.4%
Commenced Rate	91.9%	94.0%	-2.1%	91.9%	94.4%	-2.5%

Revenues:
Base Rents	$242,337	$241,281	0.4%	$161,969	$161,284	0.4%
Recoveries	82,717	83,227	-0.6%	56,724	57,283	-1.0%
Other	5,725	5,163	10.9%	4,673	4,341	7.6%

	330,779	329,671	0.3%	223,366	222,908	0.2%

Expenses:
Operating	(45,434)	(45,313)	0.3%	(30,992)	(30,781)	0.7%
Real Estate Taxes	(50,527)	(48,887)	3.4%	(34,296)	(33,465)	2.5%
Bad Debt Expense	(1,262)	(1,729)	-27.0%	(856)	(1,250)	-31.5%

	(97,223)	(95,929)	1.3%	(66,144)	(65,496)	1.0%

Total SSNOI including impact of bad debt expense	$233,556	$233,742	-0.1%	$157,222	$157,412	-0.1%
Total SSNOI excluding impact of bad debt expense	$234,818	$235,471	-0.3%	$158,078	$158,662	-0.4%

Less: Puerto Rico Same Store NOI (2)	(20,562)	(20,776)	-1.0%	(20,562)	(20,776)	-1.0%

Total SSNOI excluding Puerto Rico	$212,994	$212,966	0.0%	$136,660	$136,636	0.0%

Non-Same Store NOI (3)	16,787	32,167		16,533	29,157

Total Consolidated + Unconsolidated NOI	$250,343	$265,909		$173,755	$186,569

(1) See calculation definition in the Non-GAAP Measures section.

(2) Excludes management fees that are eliminated in consolidation.

(3) See Investments section for detail on major redevelopment activity. Includes results of single-tenant assets. Represents 9.5% of total NOI at DDR share.

DDR Corp.

Leasing Summary

At DDR share except for count; $ and GLA in thousands

Leasing Activity

	Comparable Pool								Total Pool

			New	Prior			Wtd Avg				New	Wtd Avg
	Count		Rent	Rent	Rent		Term		Count		Rent	Term
	At 100%	GLA	PSF	PSF	Spread		(Years)		At 100%	GLA	PSF	(Years)

New Leases

2Q17	28	147,505	$15.16	$13.78	10.0%		9.2		73	410,093	$16.29	9.7

1Q17	39	369,603	10.90	10.60	2.8%	(1)	10.4		78	566,261	12.57	10.2

4Q16	37	117,938	18.12	15.86	14.2%		7.8		73	198,564	18.03	8.1

3Q16	42	126,485	19.95	16.47	21.1%		7.9		83	265,257	18.29	8.3

	146	761,531	$14.35	$13.00	10.4%		9.0		307	1,440,175	$15.44	9.3

Renewals

2Q17	185	1,504,824	$13.77	$13.03	5.7%		5.2		185	1,504,824	$13.77	5.2

1Q17	207	1,188,089	16.07	15.12	6.3%		4.8		207	1,188,089	16.07	4.8

4Q16	199	1,069,818	14.07	13.29	5.9%		5.2		199	1,069,818	14.07	5.2

3Q16	227	1,507,262	14.52	13.44	8.0%		5.6		227	1,507,262	14.52	5.6

	818	5,269,993	$14.56	$13.67	6.5%		5.2		818	5,269,993	$14.56	5.2

New + Renewals

2Q17	213	1,652,329	$13.89	$13.10	6.0%		5.6		258	1,914,917	$14.31	6.3

1Q17	246	1,557,692	14.84	14.05	5.6%		5.7		285	1,754,350	14.94	6.2

4Q16	236	1,187,756	14.48	13.55	6.9%		5.5		272	1,268,382	14.69	5.6

3Q16	269	1,633,747	14.94	13.67	9.3%		5.8		310	1,772,519	15.08	6.0

	964	6,031,524	$14.53	$13.59	6.9%		5.7		1,125	6,710,168	$14.75	6.1

Net Effective Rents
			Avg	TA	LL Work		Commission	Total	Net	Wtd Avg
			Rent	Capex	Capex		Capex	Capex	Effective	Term
		GLA (2)	PSF	PSF	PSF		PSF	PSF	Rent PSF	(Years)

New Leases (2)

2Q17		261,257	$17.07	$3.42	$3.79		$0.35	$7.56	$9.51	8.8

1Q17		411,594	12.67	1.91	1.38		0.22	3.51	9.16	9.8

4Q16		187,064	18.98	2.81	1.71		0.42	4.94	14.04	7.9

3Q16		253,944	18.91	2.58	2.43		0.39	5.40	13.51	8.2

		1,113,859	$16.18	$2.56	$2.21		$0.32	$5.09	$11.09	8.8

Renewals

2Q17		1,504,824	$13.93	$0.07	$0.00		$0.00	$0.07	$13.86	5.2

1Q17		1,188,089	16.19	0.01	0.00		0.00	0.01	16.18	4.8

4Q16		1,069,818	14.28	0.02	0.02		0.00	0.04	14.24	5.2

3Q16		1,507,262	14.67	0.71	0.00		0.03	0.74	13.93	5.6

		5,269,993	$14.72	$0.24	$0.01		$0.01	$0.26	$14.46	5.2

(1) Excluding the retenanting of a dark but rent-paying anchor box at Plaza del Norte, new leasing spreads for 1Q17 and TTM would be 15.8% and 15.4%, respectively. Excluding Puerto Rico, domestic new leasing spreads for 1Q17 and TTM would be 17.7% and 19.0%, respectively.

(2) New Leases exclude development and redevelopment activity.

DDR Corp.

Top 50 Tenants

$ and GLA in thousands

		Number of Units			Base Rent			Owned GLA			Credit Ratings
	Tenant	Wholly Owned	JV	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%	(S&P/Moody’s/Fitch)
1	TJX Companies (1)	62	40	102	$25,711	3.8%	$36,883	2,112	4.4%	3,204	A+/A2/NR

2	Bed Bath & Beyond (2)	56	30	86	22,600	3.4%	30,982	1,783	3.7%	2,479	BBB+/Baa1/NR

3	PetSmart	53	32	85	18,739	2.8%	28,161	1,178	2.5%	1,807	B+/B1/NR

4	Dick’s Sporting Goods (3)	23	17	40	16,766	2.5%	25,684	1,164	2.4%	1,891	NR

5	AMC Theatres	7	5	12	16,144	2.4%	22,310	646	1.3%	936	B+/B1/B

6	Walmart (4)	17	4	21	15,762	2.4%	19,102	2,397	5.0%	2,857	AA/Aa2/AA

7	Best Buy	25	13	38	15,532	2.3%	22,491	1,027	2.1%	1,450	BBB-/Baa1/BBB-

8	Kohl’s	20	9	29	15,024	2.2%	20,318	1,901	4.0%	2,565	BBB-/Baa2/BBB

9	Ross Stores (5)	40	34	74	13,172	2.0%	21,265	1,302	2.7%	2,170	A-/A3/NR

10	Michaels	37	25	62	12,749	1.9%	18,706	954	2.0%	1,453	BB-/Ba2/NR

11	Gap (6)	38	24	62	11,342	1.7%	16,492	682	1.4%	1,004	BB+/Baa2/BB+

12	Ulta	38	19	57	9,749	1.5%	13,950	422	0.9%	611	NR

13	Ascena (7)	70	26	96	8,941	1.3%	11,462	439	0.9%	572	BB-/Ba3/NR

14	Office Depot (8)	24	15	39	8,420	1.3%	12,405	548	1.1%	815	NR/B1/NR

15	Toys “R” Us (9)	16	6	22	8,240	1.2%	9,220	749	1.6%	919	B-/B3/CCC

16	Barnes & Noble	14	9	23	7,624	1.1%	10,814	382	0.8%	570	NR

17	Kroger (10)	7	12	19	6,974	1.0%	11,374	591	1.2%	1,116	BBB/Baa1/BBB

18	Nordstrom Rack	10	2	12	6,686	1.0%	7,881	367	0.8%	431	BBB+/Baa1/BBB+

19	Lowe’s	7	1	8	6,555	1.0%	7,257	935	1.9%	1,047	A-/A3/NR

20	Jo-Ann	18	10	28	6,524	1.0%	9,056	594	1.2%	873	B/Caa1/NR

21	Petco	22	10	32	6,373	1.0%	8,402	324	0.7%	443	B/B2/NR

22	Mattress Firm	44	17	61	6,340	0.9%	8,315	222	0.5%	297	NR

23	Five Below	39	18	57	6,137	0.9%	8,219	360	0.7%	488	NR

24	Cinemark	5	3	8	6,102	0.9%	7,976	403	0.8%	520	BB/NR/NR

25	LA Fitness	9	3	12	6,004	0.9%	8,246	440	0.9%	554	NR

26	DSW	16	10	26	5,934	0.9%	8,780	373	0.8%	564	NR

27	Regal Cinemas	7	1	8	5,903	0.9%	8,003	388	0.8%	457	B+/B1/B+

28	Pier 1 Imports	21	13	34	5,410	0.8%	7,620	240	0.5%	349	B/NR/NR

29	Home Depot	6	3	9	5,293	0.8%	6,768	685	1.4%	1,042	A/A2/A

30	Party City	23	15	38	5,214	0.8%	7,763	300	0.6%	470	NR

31	Dollar Tree Stores	37	28	65	5,035	0.8%	7,760	428	0.9%	654	BB+/Ba1/NR

32	Staples	13	16	29	5,031	0.8%	8,707	332	0.7%	588	BBB-/Baa2/BB+

33	AT&T	48	21	69	4,745	0.7%	6,078	126	0.3%	174	BBB+/Baa1/A-

34	Whole Foods	3	3	6	4,702	0.7%	6,363	210	0.4%	311	BBB-/Baa3/NR

35	Famous Footwear	27	11	38	4,439	0.7%	5,613	225	0.5%	287	BB/Ba3/NR

36	Burlington	7	3	10	4,340	0.6%	5,930	466	1.0%	693	BB/NR/NR

37	Hobby Lobby	8	8	16	3,902	0.6%	7,156	499	1.0%	877	NR

38	Publix	2	33	35	3,557	0.5%	15,457	405	0.8%	1,698	NR

39	Carter’s Childrenswear	28	10	38	3,316	0.5%	4,041	126	0.3%	158	BB+/Ba1/NR

40	Panera	21	14	35	3,247	0.5%	4,966	108	0.2%	168	NR

41	Tailored Brands (11)	20	8	28	3,082	0.5%	4,168	137	0.3%	190	B/NR/NR

42	Rainbow Apparel	26	8	34	2,915	0.4%	3,638	140	0.3%	188	NR

43	Ahold Delhaize (12)	4	6	10	2,911	0.4%	8,393	231	0.5%	539	BBB/Baa2/BBB

44	Chili’s Restaurant	20	5	25	2,910	0.4%	3,572	125	0.3%	152	BB+/Ba1/BB+

45	Footlocker	20	0	20	2,829	0.4%	2,829	78	0.2%	78	BB+/Ba1/NR

46	Stein Mart	7	8	15	2,759	0.4%	4,630	310	0.6%	521	NR

47	L Brands (13)	24	14	38	2,738	0.4%	3,751	101	0.2%	136	BB+/Ba1/BB+

48	Sprint	27	16	43	2,645	0.4%	3,616	66	0.1%	102	B/B2/B+

49	Giant Eagle	2	3	5	2,587	0.4%	5,289	219	0.5%	449	NR

50	BJ’s Wholesale Club	2	1	3	2,521	0.4%	3,780	229	0.5%	339	B-/B3/NR
	Top 50 Total	1,120	642	1,762	$382,175	57.0%	$551,642	28,469	59.2%	42,256

	Total Portfolio				$670,635	100.0%	$985,592	48,053	100.0%	72,686

(1) T.J. Maxx (38) / Marshalls (42) / HomeGoods (21) / Sierra Trading (1)	(8) Office Depot (16) / OfficeMax (23)

(2) Bed Bath (52) / World Market (22) / buybuy Baby (10) / CTS (2)	(9) Toys “R” Us (6) / Babies “R” Us (12) / Toys-Babies Combo (4)

(3) Dick’s Sporting Goods (37) / Golf Galaxy (3)	(10) Kroger (10) / Harris Teeter (5) / King Soopers (1) / Pick ‘n Save (2) / Mariano’s (1)

(4) Walmart (16) / Sam’s Club (2) / Neighborhood Market (3)	(11) Men’s Wearhouse (19) / Jos. A. Bank (7) / K&G Fashion Superstore (2)

(5) Ross Dress for Less (71) / dd’s Discounts (3)	(12) Stop & Shop (5) / Martin’s (2) / Food Lion (2) / Other (1)

(6) Gap (5) / Old Navy (55) / Banana Republic (2)	(13) Bath & Body Works (33) / Victoria’s Secret (5)

(7) Ann Taylor (4) / Catherine’s (6) / Dress Barn (28) / Justice (21) / Lane Bryant (26) / Maurice’s (11)

DDR Corp.

Lease Expirations

At DDR share except for count; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total

MTM	6	142	$1,901	$13.39	0.5%	138	156	$4,755	$30.48	2.0%	144	298	$6,656	$22.34	1.1%
2017	27	678	6,570	$9.69	1.7%	296	456	10,867	$23.83	4.7%	323	1,134	17,437	$15.38	2.8%
2018	160	3,208	40,283	$12.56	10.3%	834	1,512	39,943	$26.42	17.2%	994	4,720	80,226	$17.00	12.9%
2019	189	4,162	50,639	$12.17	13.0%	731	1,177	31,321	$26.61	13.5%	920	5,339	81,960	$15.35	13.1%
2020	166	3,477	44,496	$12.80	11.4%	677	1,095	29,834	$27.25	12.8%	843	4,572	74,330	$16.26	11.9%
2021	227	4,645	57,952	$12.48	14.8%	706	1,160	29,662	$25.57	12.8%	933	5,805	87,614	$15.09	14.1%
2022	233	4,970	61,096	$12.29	15.6%	503	920	25,273	$27.47	10.9%	736	5,890	86,369	$14.66	13.9%
2023	140	2,845	34,058	$11.97	8.7%	212	601	15,231	$25.34	6.6%	352	3,446	49,289	$14.30	7.9%
2024	93	1,868	23,483	$12.57	6.0%	199	570	15,306	$26.85	6.6%	292	2,438	38,789	$15.91	6.2%
2025	65	1,188	17,736	$14.93	4.5%	160	418	11,137	$26.64	4.8%	225	1,606	28,873	$17.98	4.6%
2026	56	909	13,599	$14.96	3.5%	150	420	12,252	$29.17	5.3%	206	1,329	25,851	$19.45	4.1%
Thereafter	89	2,376	39,027	$16.43	10.0%	108	262	6,949	$26.52	3.0%	197	2,638	45,976	$17.43	7.4%

Total	1,451	30,468	$390,840	$12.83	100.0%	4,714	8,747	$232,530	$26.58	100.0%	6,165	39,215	$623,370	$15.90	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total

MTM	4	61	$904	$14.82	0.2%	121	141	$4,487	$31.82	1.9%	125	202	$5,391	$26.69	0.9%
2017	7	115	1,059	$9.21	0.3%	187	285	6,895	$24.19	3.0%	194	400	7,954	$19.89	1.3%
2018	30	363	4,025	$11.09	1.0%	469	789	22,338	$28.31	9.6%	499	1,152	26,363	$22.88	4.2%
2019	19	244	3,649	$14.95	0.9%	422	650	18,331	$28.20	7.9%	441	894	21,980	$24.59	3.5%
2020	25	272	4,831	$17.76	1.2%	376	522	16,145	$30.93	6.9%	401	794	20,976	$26.42	3.4%
2021	26	322	5,566	$17.29	1.4%	415	550	15,117	$27.49	6.5%	441	872	20,683	$23.72	3.3%
2022	37	447	7,341	$16.42	1.9%	350	517	15,329	$29.65	6.6%	387	964	22,670	$23.52	3.6%
2023	20	290	4,937	$17.02	1.3%	289	511	13,886	$27.17	6.0%	309	801	18,823	$23.50	3.0%
2024	23	385	5,496	$14.28	1.4%	267	428	12,763	$29.82	5.5%	290	813	18,259	$22.46	2.9%
2025	27	467	5,862	$12.55	1.5%	252	444	11,710	$26.37	5.0%	279	911	17,572	$19.29	2.8%
2026	38	470	7,621	$16.21	1.9%	253	431	12,028	$27.91	5.2%	291	901	19,649	$21.81	3.2%
Thereafter	1,195	27,032	339,549	$12.56	86.9%	1,313	3,479	83,501	$24.00	35.9%	2,508	30,511	423,050	$13.87	67.9%

Total	1,451	30,468	$390,840	$12.83	100.0%	4,714	8,747	$232,530	$26.58	100.0%	6,165	39,215	$623,370	$15.90	100.0%

DDR Corp.

Developments/Redevelopments

$ in thousands

	DDR Own %	Project Yield	Est. Total Net Cost	Cost Incurred To Date	Est. Remain Costs	Placed In Service	CIP (1)	Initial Occupancy	Est. Stabilized Quarter	Key Tenants

Consolidated Summary

Redevelopments - Major (2)		8%	$133,557	$73,435	$60,122	$33,989	$39,446

Redevelopments -Minor (3)		11%	108,076	36,138	71,938	18,412	17,726

Other (4)		N/A	N/A	27,301	0	0	27,301

Undeveloped land (5)		N/A	N/A	29,070	0	0	29,070

			$241,633	$165,944	$132,060	$52,401	$113,543
Redevelopments - Major

Lee Vista Promenade (Orlando, FL)	100%		$39,241	$22,937	$16,304	$0	$22,937	1Q18	1Q19	Academy Sports, Bealls

Kenwood Square (Cincinnati, OH)	100%		30,928	20,936	9,992	19,384	1,552	4Q16	2Q18	Dick’s Sporting Goods, T.J. Maxx, Five Below, Marshalls

West Bay Plaza (Cleveland, OH)	100%		27,792	1,474	26,318	0	1,474	4Q18	3Q19	Fresh Thyme

Belgate Shopping Center (expansion) (Charlotte, NC)	100%		23,778	19,117	4,661	13,181	5,936	3Q16	4Q17	Burlington, T.J. Maxx

Plaza del Sol (expansion) (San Juan, PR)	100%		11,818	8,971	2,847	1,424	7,547	4Q17	4Q17	Dave & Busters

			$133,557	$73,435	$60,122	$33,989	$39,446

(1)	Balance is in addition to DDR’s pro rata share of joint venture CIP of $6 million.

(2)	Projects excluded from same store NOI.

(3)	Projects included in same store NOI.

(4)	Includes predevelopment and retenanting expenditures.

(5)	Balance is in addition to owned land adjacent to existing centers with an estimated value of $27 million and cost basis of the headquarters (non-income producing) of $41 million.

DDR Corp.

Transactions

$ and GLA in thousands

				Total
			DDR	Owned	At 100%		At DDR Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt

Acquisitions

01/10/17	3030 North Broadway	Chicago, IL	100.0%	132	$81,000	$0	$81,000	$0
02/28/17	Arrowhead Crossing outparcel	Phoenix, AZ	100.0%	9	6,250	0	6,250	0

		Total Year to Date		141	$87,250	$0	$87,250	$0

Dispositions

01/24/17	The Junction	Jackson, MS	100.0%	108	$7,000	$0	$7,000	$0
01/25/17	Morris Corners	Springfield, MO	100.0%	56	1,500	0	1,500	0
02/03/17	Valley Park Centre	Russellville, AR	100.0%	296	22,390	0	22,390	0
02/16/17	Chesterfield Crossing	Richmond, VA	100.0%	89	14,350	0	14,350	0
02/17/17	Shops at Turner Hill/Turner Hill Marketplace	Lithonia, GA	100.0%	157	8,750	0	8,750	0
02/22/17	Indian Springs Market Center	Cincinnati, OH	100.0%	146	7,300	0	7,300	0
03/24/17	Southland Crossings	Youngstown, OH	100.0%	537	41,700	23,403	41,700	23,403
03/24/17	Shelby Corners (BRE DDR Retail Holdings III)	Utica, MI	5.0%	76	5,500	4,187	275	209
03/28/17	Barrington Town Center	Cleveland, OH	100.0%	113	13,100	0	13,100	0
		Non-operating sales			2,105		2,105

		1Q Total		1,578	$123,695	$27,590	$118,470	$23,612

04/07/17	Warner Robins Place	Warner Robins, GA	100.0%	119	$17,910	$0	$17,910	$0
04/14/17	Loan repayment (Northridge Plaza)	Olathe, KS	100.0%		30,901		30,901
05/08/17	Telegraph Plaza (BRE DDR Retail Holdings III)	Monroe, MI	5.0%	141	12,350	0	618	0
05/26/17	The Marketplace at Delta Township	Lansing, MI	100.0%	174	19,000	0	19,000	0
05/31/17	Jefferson Plaza	Newport News, VA	100.0%	47	7,887	0	7,887	0
06/12/17	New Tampa Commons	Tampa, FL	100.0%	10	4,100	0	4,100	0
06/13/17	Northland Square	Cedar Rapids, IA	100.0%	187	22,025	0	22,025	0
06/27/17	Mooresville Consumer Square	Mooresville, NC	100.0%	472	48,230	0	48,230	0
06/29/17	Jefferson County Plaza	Arnold, MO	100.0%	42	1,000	0	1,000	0
06/29/17	Walmart	Alliance, OH	100.0%	200	16,710	0	16,710	0
06/30/17	Plaza del Oeste & Rexville Plaza	San German & Bayamon, PR	100.0%	365	57,250	0	57,250	0
		Non-operating sales			100		100

		2Q Total		1,757	$237,463	$0	$225,731	$0

07/13/17	Cordova Commons (BRE DDR Retail Holdings III)	Pensacola, FL	5.0%	164	$35,200	$26,096	$1,760	$1,305
07/13/17	Bellview Plaza (BRE DDR Retail Holdings III)	Pensacola, FL	5.0%	83	11,555	4,145	578	207
07/13/17	Shops at Cedar Point (1)	Allentown, PA	0.3%	131	19,150	12,000	57	36
07/13/17	Wedgewood Commons (1)	Stuart, FL	0.3%	165	23,200	13,011	70	39
07/14/17	Del Monte Plaza (BRE DDR Retail Holdings III)	Reno, NV	5.0%	83	24,100	9,616	1,205	481
	Preferred equity repayment	Various	100.0%		2,600		2,600

		3Q Total		626	$115,805	$64,868	$6,270	$2,068

		Total Year to Date		3,961	$476,963	$92,458	$350,471	$25,680

(1)	Asset included in the collateral for BRE DDR Retail Holdings IV preferred interest. The Company does not have a material interest, but provides property asset management services.

DDR Corp.

Debt Summary

$ in thousands

	Consolidated			Unconsolidated			Total Pro Rata
Debt Composition	Total 100%	Total DDR Share	GAAP Interest Rate DDR Share	Total 100%	Total DDR Share	GAAP Interest Rate DDR Share	Total DDR Share	GAAP Interest Rate

Unsecured Credit Facilities	$0	$0	2.22%				$0	2.22%
Unsecured Term Loan	400,000	400,000	2.32%				400,000	2.32%
Unsecured Public Debt	3,076,797	3,076,797	4.75%				3,076,797	4.75%
Secured Term Loan	200,000	200,000	2.57%				200,000	2.57%
Fixed Rate Mortgage Loans	880,288	870,451	4.50%	$984,089	$146,840	4.27%	1,017,291	4.47%
Variable Rate Mortgage Loans	25,565	25,565	2.18%	1,714,243	212,441	3.12%	238,006	3.02%

Subtotal	$4,582,650	$4,572,813	4.38%	$2,698,332	$359,281	3.59%	$4,932,094	4.32%
Fair Market Value Adjustment	4,521	4,521		13,442	672		5,193
Unamortized Loan Costs, Net	(20,505)	(20,402)		(21,107)	(3,857)		(24,259)

Total	$4,566,666	$4,556,932	4.38%	$2,690,667	$356,096	3.59%	$4,913,028	4.32%

Consolidated Maturity Schedule (1)			Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total Pro Rata	Pro Rata GAAP Interest Rate

2017			$11,758	$126,465	$0	$138,223	$138,223	3.55%
2018 (2)			19,359	302,605	382,196	704,160	704,160	4.49%
2019			15,407	169,348	0	184,755	184,755	5.41%
2020			7,314	279,894	700,000	987,208	987,208	4.61%
2021			4,366	126,459	300,000	430,825	430,825	3.97%
2022			59	42,819	450,000	492,878	483,041	4.68%
2023			0	0	300,000	300,000	300,000	3.52%
2024			0	0	0	0	0	0.00%
2025			0	0	500,000	500,000	500,000	3.79%
2026 and beyond			0	0	850,000	850,000	850,000	4.43%
Unsecured debt discount					(5,399)	(5,399)	(5,399)

Total			$58,263	$1,047,590	$3,476,797	$4,582,650	$4,572,813	4.38%

Unconsolidated Maturity Schedule (1)			Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total Pro Rata	Pro Rata GAAP Interest Rate

2017			$2,968	$28,371	$0	$31,339	$5,684	4.75%
2018			4,787	106,548	0	111,335	10,081	4.38%
2019			4,824	623,088	0	627,912	31,187	2.91%
2020			5,535	403,673	0	409,208	56,251	2.89%
2021			5,057	255,172	0	260,229	60,521	4.58%
2022			3,468	1,038,028	0	1,041,496	157,966	3.43%
2023			2,930	93,177	0	96,107	4,803	4.25%
2024			1,352	83,688	0	85,040	13,038	4.31%
2025			903	0	0	903	0	0.00%
2026 and beyond			2,148	32,615	0	34,763	19,750	0.00%

Total			$33,972	$2,664,360	$0	$2,698,332	$359,281	3.59%

% of Total (3)			Consolidated	Wtd Avg GAAP Rate	Unconsolidated	Wtd Avg GAAP Rate	Total	Wtd Avg GAAP Rate

Fixed			86.8%	4.7%	40.9%	4.3%	83.5%	4.7%
Variable			13.2%	2.4%	59.1%	3.1%	16.5%	2.6%

Recourse to DDR			81.0%	4.4%	0.0%	0.0%	75.1%	4.4%
Non-recourse to DDR			19.0%	4.5%	100.0%	3.6%	24.9%	4.2%

(1)	Assumes borrower extension options are exercised.

(2)	Includes $300 million unsecured notes that were repaid in July 2017.

(3)	Calculations based on Pro Rata.

DDR Corp.

Consolidated Debt Detail

$ in thousands	Balance 100%	Balance DDR Share	Maturity Date (1)	GAAP Interest Rate (2)

Bank Debt (3)

Unsecured Revolver ($750m)	$0	$0	06/20	L+100

Unsecured Revolver ($50m)	0	0	06/20	L+100

Secured Term Loan ($200m)	200,000	200,000	04/18	L+135

Unsecured Term Loan ($400m)	400,000	400,000	04/20	L+110

	$600,000	$600,000

Public Debt

Unsecured Notes (4)	$299,773	$299,773	04/18	5.07%

Unsecured Notes	82,196	82,196	07/18	7.54%

Unsecured Notes	299,186	299,186	09/20	8.07%

Unsecured Notes	298,990	298,990	01/21	3.71%

Unsecured Notes	454,380	454,380	07/22	4.63%

Unsecured Notes	298,930	298,930	05/23	3.52%

Unsecured Notes	497,194	497,194	02/25	3.79%

Unsecured Notes	396,965	396,965	02/26	4.43%

Unsecured Notes	449,183	449,183	06/27	4.81%

	$3,076,797	$3,076,797

Mortgage Debt

Walmart Supercenter, NC	$336	$336	08/17	8.89%

Connecticut Commons, CT	45,129	45,129	10/17	3.54%

Riverdale Village, MN	24,758	24,758	10/17	3.54%

Riverdale Village Perimeter, MN	31,028	31,028	10/17	3.54%

Lake Brandon Village, FL	8,919	8,919	10/17	3.54%

Shoppers World Brookfield, WI	5,574	5,574	10/17	3.54%

Marketplace of Brown Deer, WI	3,978	3,978	10/17	3.54%

Brown Deer Center, WI	7,527	7,527	10/17	3.54%

Falcon Ridge Town Center, CA	13,897	13,897	01/18	3.67%

Walmart Supercenter, SC	804	804	01/18	8.01%

Fortuna Center, VA	12,120	12,120	02/18	3.74%

Johns Creek Town Center, GA	23,277	23,277	03/18	5.20%

The Promenade at Brentwood, MO	29,544	29,544	03/18	5.18%

DDR Headquarters, OH	25,565	25,565	03/18	2.18%

Lowe’s, TN	1,974	1,974	01/19	1.34%

Nassau Park Pavilion, NJ	54,344	54,344	02/19	3.56%

Bandera Pointe, TX	23,644	23,644	02/19	3.59%

Presidential Commons, GA	20,212	20,212	02/19	3.57%

Plaza Cayey, PR	20,115	20,115	06/19	7.82%

Plaza Fajardo, PR	24,186	24,186	06/19	7.74%

Plaza Isabela, PR	21,245	21,245	06/19	7.75%

Plaza Walmart, PR	11,306	11,306	06/19	7.81%

Mariner Square, FL	1,368	1,368	09/19	10.08%

DDR Corp.

Consolidated Debt Detail

$ in thousands	Balance 100%	Balance DDR Share	Maturity Date (1)	GAAP Interest Rate (2)

Plaza Rio Hondo, PR	120,149	120,149	01/20	4.03%

Easton Marketplace, OH	47,983	47,983	01/20	4.05%

The Fountains, FL	43,778	43,778	01/20	4.16%

Perimeter Pointe, GA	41,388	41,388	01/20	4.03%

Polaris Towne Center, OH	41,988	41,988	04/20	5.00%

Chapel Hills West, CO	11,275	11,275	06/21	3.70%

West Valley Marketplace, PA	6,734	6,734	07/21	6.17%

Plaza Escorial, PR	69,300	69,300	07/21	3.72%

Wrangleboro Consumer Sq, NJ	56,855	56,855	10/21	5.37%

Chapel Hills East, CO	7,635	7,635	12/21	4.74%

Paradise Village Gateway, AZ	29,810	19,973	01/22	4.89%

Macedonia Commons, OH	18,108	18,108	02/22	5.83%

	$905,853	$896,016

Consolidated Debt Subtotal	$4,582,650	$4,572,813

FMV Adjustment – Assumed Debt	4,521	4,521

Unamortized Loan Costs, Net	(20,505)	(20,402)

Total Consolidated Debt	$4,566,666	$4,556,932

Rate Type

Fixed	$3,980,362	$3,970,525	5.0 years	4.68%

Variable	602,288	602,288	2.0 years	2.40%

	$4,582,650	$4,572,813	4.7 years	4.38%
Perpetual Preferred Stock

Class J	$200,000	$200,000	August 2017 (5)	6.50%

Class K	150,000	150,000	April 2018 (5)	6.25%

Class A	175,000	175,000	June 2022 (5)	6.38%

Interest Rate Swaps	Notional Amount	Rate Hedged	Fixed Rate	Termination Date

Variable Rate Debt	$76,098	1 mo. LIBOR	2.81%	09/17

(1) Assumes borrower extension options are exercised.	(4) Repaid in July 2017.

(2) L = LIBOR	(5) Earliest redemption date.

(3) Excludes loan fees and unamortized loan costs.

DDR Corp.

Unconsolidated Debt Detail

$ in thousands	Balance 100%	Balance DDR Share	Maturity Date (1)	GAAP Interest Rate

BRE DDR Retail Holdings III
Camp Creek, GA	$42,000	$2,100	12/18	3.65%

May 2019 Loan Pool (2 assets) (2)	20,093	1,005	05/19	3.28%

November 2019 Loan Pool (28 assets) (3)	603,650	30,183	11/19	2.90%

Whittwood Town Center, CA	43,000	2,150	12/20	4.05%

January 2022 Loan Pool (3 assets)	22,965	1,148	01/22	3.76%

Kyle Marketplace, TX	24,750	1,238	03/22	3.70%

March 2022 Loan Pool (3 assets)	23,400	1,170	03/22	4.14%

Eastland Center, CA	90,000	4,500	07/22	3.97%

Greenway Commons, TX	33,000	1,650	07/22	3.73%

July 2022 Loan Pool (4 assets) (4)	17,035	852	07/22	3.74%

White Oak Village, VA	34,250	1,713	09/22	1.93%

Midtowne Park, SC	15,736	787	01/23	4.34%

Kingsbury Center, IL	14,500	725	06/23	4.35%

Valley Bend, AL	43,500	2,175	06/23	4.22%

	$1,027,879	$51,396

BRE DDR Retail Holdings IV

Ashbridge Square, PA	$34,177	$1,709	03/18	4.22%

The Hub, NY	28,500	1,425	01/22	3.84%

Fountains of Miramar, FL	24,770	1,239	01/22	3.73%

Southmont Plaza, PA	34,000	1,700	01/22	3.84%

Millenia Crossing, FL	22,326	1,116	01/23	4.20%

Concourse Village, FL	13,948	697	02/24	4.32%

	$157,721	$7,886

DDRM Properties

July 2022 Loan Pool (13 Assets)	$218,730	$43,746	07/22	3.77%

July 2022 Loan Pool (21 Assets)	274,760	54,952	07/22	3.13%

July 2022 Loan Pool (18 Assets)	213,170	42,634	07/22	3.39%

	$706,660	$141,332

DDRTC Core Retail Fund

July 2020 Loan Pool (10 assets) (5)	$195,373	$29,306	07/20	2.77%

July 2020 Loan Pool (6 assets) (5)	165,300	24,795	07/20	2.94%

November 2021 Loan Pool (7 assets)	174,719	26,208	11/21	3.37%

Birkdale Village, NC	82,275	12,341	04/24	4.31%

	$617,667	$92,650

DDR Corp.

Unconsolidated Debt Detail

$ in thousands	Balance 100%	Balance DDR Share	Maturity Date (1)	GAAP Interest Rate

DDR-SAU Retail Fund

September 2017 Loan Pool (7 assets)	$28,420	$5,683	09/17	4.75%

April 2018 Loan Pool (5 assets)	31,359	6,271	04/18	4.66%

	$59,779	$11,954

Other Joint Ventures

Sun Center Limited, OH	$21,160	$16,812	05/21	6.14%

RVIP IIIB, Deer Park, IL	67,966	17,501	09/21	4.91%

Lennox Town Center Limited, OH	39,500	19,750	04/28	3.49%

	$128,626	$54,063

Unconsolidated Debt Subtotal	$2,698,332	$359,281

FMV Adjustment – Assumed Debt	13,442	672

Unamortized Loan Costs, Net	(21,107)	(3,857)

Total Unconsolidated Debt	$2,690,667	$356,096

Rate Type

Fixed	$984,089	$146,840	5.2 years	4.27%

Variable	1,714,243	212,441	4.0 years	3.12%

	$2,698,332	$359,281	4.5 years	3.59%

Interest Rate Swaps	Notional Amount	Rate Hedged	Fixed Rate	Termination Date

Mortgage Loan Camp Creek	$42,000	1 mo. LIBOR	1.87%	12/18

(1) Assumes borrower extension options are exercised.

(2) Repaid $12.6 million (at 100%) in July 2017.

(3) Repaid $28.9 million (at 100%) in July 2017.

(4) Repaid $4.1 million (at 100%) in July 2017.

(5) Loans have interest rate floors of 1 month LIBOR at 0.25%.

DDR Corp.

Debt/Adjusted EBITDA

$ in thousands
	2Q17	2Q16

Consolidated
Net income to DDR	$29,611	$41,058
Interest expense	48,908	54,012
Income tax expense	473	245
Depreciation and amortization	90,276	97,698
Adjustments for non-controlling interests	(174)	(174)

EBITDA – current quarter	169,094	192,839
Separation charges	5,081	0
Impairments	28,096	0
Equity in net loss (income) of JVs	717	(1,117)
Gain on disposition of real estate, net	(44,599)	(13,721)
Other expense (income), net	948	(7)
Adjustments for non-controlling interests	0	(6)
JV FFO (at DDR Share)	6,816	6,446

Adjusted EBITDA – current quarter (1)	166,153	184,434
Adjusted EBITDA – annualized	664,612	737,736

Consolidated debt	4,566,666	4,938,807
Partner share of consolidated debt	(9,837)	(9,900)
Loan costs, net	20,505	21,148
Face value adjustments	(4,521)	(9,722)
Cash and restricted cash	(474,986)	(26,785)

Net effective debt	$4,097,827	$4,913,548

Debt/Adjusted EBITDA – Consolidated (2)	6.2x	6.7x

Pro rata including JVs
Adjusted EBITDA – current quarter	170,843	189,874
Adjusted EBITDA – annualized	683,372	759,496

Consolidated net debt	4,097,827	4,913,548
JV debt (at DDR Share)	359,281	425,284
Cash and restricted cash	(17,991)	(9,683)

Net effective debt	$4,439,117	$5,329,149

Debt/Adjusted EBITDA – Pro Rata (2)	6.5x	7.0x

(1) See definition in the Non-GAAP Measures section.

(2) Excludes Perpetual Preferred Stock.

DDR Corp.

Unconsolidated Joint Ventures

$ and GLA in thousands

	Partner	DDR Own %	Operating Properties	Owned GLA	2Q17 NOI at 100% (1)		Gross Book Value	Face Value Debt (2)	DDR Preferred Equity (At 100%)

BRE DDR Retail Holdings III	Blackstone Real Estate Partners	5%	48	9,521	$30,922		$1,473,403	$1,027,879	$249,649	(3)

BRE DDR Retail Holdings IV	Blackstone Real Estate Partners	5%	6	1,259	4,164		220,199	157,721	68,532	(4)

DDRM Properties	Madison International Realty	20%	52	7,012	17,337		1,208,481	706,660	0
DDRTC Core Retail Fund	TIAA-CREF	15%	25	8,206	23,828		1,502,930	617,667	0

DDR–SAU	State of Utah	20%	12	979	2,373		135,365	59,779	0
Retail Fund

DDR Domestic	Various	20%	3	620	1,250		98,799	0	0
Retail Fund I

Other	Various	Various	3	1,046	4,270		195,488	128,626	0

Total			149 (5)	28,643	$84,144		$4,834,665	$2,698,332	$318,181
Property management fees					4,598	(1)
Assets sold in 2017					95	(1)

Net operating income					$88,837	(6)

(1) Property management fees charged by DDR to the joint venture are included as an expense in NOI, although presented in the combined income statement on the next page in the line item Other Expense. The NOI for BRE DDR III is adjusted to reflect the impact of assets sold.

(2) Fair market value of debt adjustment and net unamortized loan costs ($7.7 million or $3.2 million at DDR’s Share) are excluded from above.

(3) Amount is net of $70.0 million valuation allowance. Face value of $319.6 million including accrued interest of $5.1 million. The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued payment in kind (“PIK”) of 2.0%. The Company no longer recognizes the accrued PIK as income due to the valuation allowance. Repayment from net asset sale proceeds is first subject to a remaining minimum sales threshold of $34.3 million payable to common members; subsequent net asset sale proceeds are allocated 49.0% to the preferred member unless certain financial covenants have been triggered, in which event 100% to the preferred member.

(4) Amount is net of $6.0 million valuation allowance. Face value of $74.5 million including accrued interest of $1.2 million. The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued PIK of 2.0%. The Company no longer recognizes the accrued PIK as income due to the valuation allowance. Repayment from net asset sale proceeds is first subject to a minimum sales threshold of $26.0 million of which $6.0 million is allocated to the preferred member; subsequent net asset sale proceeds are expected to be available to repay the preferred member. Included in the collateral for the preferred equity interest is 95% of the value of the six joint venture properties and 100% of the value of six properties in which the Company does not have a material interest, but to which DDR provides property asset management services.

(5) Excludes one consolidated joint venture asset in which the Company has an effective 67% interest.

(6) Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure. See calculation definition in the Non-GAAP Measures section.

Combined DDR JV Pro Rata Adjustments (7)

Income Statement Pro Rata Adjustments 2Q17		Balance Sheet Pro Rata Adjustments 2Q17
Revenues:		Assets:
Minimum rents	$13,565	Land	$169,030
Percentage rent	52	Buildings	453,042
Recoveries	4,328	Improvements	33,831
Other property revenue	207		655,903
	18,152	Depreciation	(164,569)
Expenses:			491,334
Operating and maintenance	2,837	Construction in progress and land	6,076
Real estate taxes	2,670	Real estate, net	497,410
	5,507	Investment in JVs	1,239
Net Operating Income	12,645	Cash and restricted cash	17,953
Other Income (expense):		Receivables, net	7,167
Fee Income	(951)	Other assets, net	17,687
Interest income	(412)	Total Assets	$541,456
Impairment Charges	(1,392)	Liabilities and Equity:
Interest expense	(4,606)	Mortgage debt	$356,096
Depreciation and amortization	(5,747)	Notes payable to DDR	501
Other income (expense), net	(660)	Other liabilities	17,546
Loss before earnings from JVs	(1,123)	Total Liabilities	374,143
Equity in net loss of JVs	717	JVs share of equity	21,078
Basis differences of JVs	446	Distributions in excess of net income	146,235
Loss on disposition of real estate	(40)	Total Equity	167,313
Net income	$0	Total Liabilities and Equity	$541,456

FFO Reconciliation 2Q17
Loss before earnings from JVs	($1,123)
Depreciation and amortization	5,747
Impairment of depreciable real estate	1,392
Basis differences of JVs	196
FFO at DDR’s Ownership Interests	$6,212

(7) Information provided for DDR’s share of JV investments and can be combined with DDR’s consolidated financial statements for the same period.

DDR Corp.

Unconsolidated Joint Ventures at 100%

$ in thousands	Income Statement

	2Q17	2Q16	6M17	6M16
Revenues:
Minimum rents	$94,609	$96,960	$190,052	$193,535
Percentage rent	567	573	959	904
Recoveries	29,930	30,312	59,745	60,281
Other property revenues	1,422	1,045	2,820	2,080

	126,528	128,890	253,576	256,800
Expenses:
Operating and maintenance	18,805	18,644	36,612	37,643
Real estate taxes	18,886	18,329	37,747	36,986

	37,691	36,973	74,359	74,629

Net operating income	88,837	91,917	179,217	182,171

Other income (expense):
Interest expense	(29,004)	(33,319)	(59,134)	(66,641)
Depreciation and amortization	(47,589)	(49,021)	(92,685)	(98,056)
Impairment charges	(27,850)	0	(80,507)	0
Preferred share expense	(8,239)	(8,305)	(16,367)	(16,569)
Other expense, net	(9,054)	(6,319)	(15,627)	(12,130)

	(32,899)	(5,047)	(85,103)	(11,225)
(Loss) gain on disposition of real estate, net	(803)	114	(976)	53,597

Net (loss) income attributable to unconsolidated JVs	(33,702)	(4,933)	(86,079)	42,372
Depreciation and amortization	47,589	49,021	92,685	98,056
Impairment of depreciable real estate	27,850	0	80,507	0
Loss (gain) on disposition of real estate, net	803	(114)	976	(53,597)

FFO	$42,540	$43,974	$88,089	$86,831
FFO at DDR’s ownership interests	$6,212	$6,426	$12,794	$12,576
Operating FFO at DDR’s ownership interests	$6,816	$6,446	$13,478	$12,596

Balance Sheet

			At Period End
			2Q17	4Q16
Assets:
Land			$1,260,115	$1,287,675
Buildings			3,309,410	3,376,720
Improvements			211,308	203,824

			4,780,833	4,868,219
Depreciation			(943,437)	(884,356)

			3,837,396	3,983,863
Construction in progress and land			53,832	56,983

Real estate, net			3,891,228	4,040,846
Cash and restricted cash			83,764	50,378
Receivables, net			47,449	50,685
Other assets, net			231,461	248,664

Total Assets			$4,253,902	$4,390,573

Liabilities and Equity:
Mortgage debt			$2,690,667	$3,034,399
Notes and accrued interest payable to DDR			2,938	1,584
Other liabilities			199,596	206,949

Total Liabilities			2,893,201	3,242,932
Redeemable preferred equity			394,181	393,338
Accumulated equity			966,520	754,303

Total Equity			1,360,701	1,147,641

Total Liabilities and Equity			$4,253,902	$4,390,573

DDR Corp.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information. The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Revenues

●	Percentage and overage rents are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.

●	Tenant reimbursements are recognized in the period in which the expenses are incurred.

●	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

●	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.

●	The Company does not capitalize any executive officer compensation.

●	General and administrative expenses include executive property management compensation and related expenses. Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

●	Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets. All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

Real Estate

●	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

●	Construction in progress includes shopping center developments and significant expansions and redevelopments.

●	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.

●	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	20 to 40 years
Building Improvements	5 to 20 years
Furniture/Fixtures/	Shorter of economic life or lease terms
Tenant Improvements

DDR Corp.

Notable Accounting and Supplemental Policies

Capitalization

●	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
●	The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs. Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.
●	Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life. The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

Gains on Sales of Real Estate

●	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.
●	Effective in 2015, the operating activity and the gains or losses on the sales of operating shopping centers are generally no longer reflected as discontinued operations.

Leasing Spreads

●	Leasing spreads are calculated by comparing the prior tenant’s annual base rent in the final year of the old lease to the new tenant’s annual base rent in the first year of the new lease. The reported calculation, “Comparable”, only includes deals executed within one year of the date that the prior tenant vacated. “Non-comp” deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

●	Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs. Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord’s property value and typically extend the life of the asset in excess of the lease term.

DDR Corp.

Non-GAAP Measures

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs. FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods. Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property and related investments, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by the National Association of Real Estate Investment Trusts (“NAREIT”).

The Company believes that certain gains and charges recorded in its operating results are not comparable or reflective of its core operating performance. As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO. Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio. Such adjustments include gains on the sale of and/or change in control of interests, gains/losses on the sale of non-depreciable real estate, impairments of non-depreciable real estate, gains/losses on the early extinguishment of debt, transaction costs and other restructuring type costs. The disclosure of these charges and gains is regularly requested by users of the Company’s financial statements.

The adjustment for these charges and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO. Additionally, the Company provides no assurances that these charges and gains are non-recurring. These charges and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs. The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs. For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance. They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant). Other real estate companies may calculate FFO and Operating FFO in a different manner.

DDR Corp.

Non-GAAP Measures

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income. FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties. Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs. Neither FFO nor Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity. FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance. The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements. Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI. The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. The Company presents SSNOI both with and without provisions for uncollectible amounts and/or recoveries thereof. In addition, the Company presents SSNOI both with and without the results of its Puerto Rico portfolio. SSNOI also excludes activity associated with development and major redevelopment and single tenant assets and includes assets owned in comparable periods (15 months for quarter comparisons). SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above. SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

The Company believes that SSNOI is not, and is not intended to be, a presentation in accordance with GAAP. SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets. SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties. Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities. SSNOI does not represent cash generated from operating activities in accordance with GAAP, and is not necessarily indicative of cash available to fund cash needs. SSNOI should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity. A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided in the Press Release and this section.

DDR Corp.

Non-GAAP Measures

Other Measures

DDR Pro Rata Share Financial Information

The Company believes that the DDR pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP. DDR share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of DDR compared to other REITs. Other real estate companies may calculate such information in a different manner.

DDR does not control the unconsolidated joint ventures and the presentations of DDR JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items. The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in DDR’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP. The presentation of this information has limitations as an analytical tool. Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/Adjusted EBITDA include net effective debt divided by adjusted EBITDA (annualized), as opposed to net income determined in accordance with GAAP. Adjusted EBITDA is calculated as net income attributable to DDR before interest, income taxes, depreciation and amortization and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance. Net effective debt is calculated as the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the balance sheet date presented. Such amounts are calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity. The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition. A reconciliation of Adjusted EBITDA and net effective debt used in the Debt/Adjusted EBITDA ratio to their most directly comparable GAAP measures of net income (loss) and debt has been provided in the Debt Summary section.

DDR Corp.

Reconciliation of Net Income Attributable to DDR to NOI

$ in thousands
	2Q17	2Q16	6M17	6M16
GAAP Reconciliation:
Net income (loss) attributable to DDR	$29,611	$41,058	($24,630)	$86,631

Fee income	(8,787)	(11,465)	(18,226)	(19,643)

Interest income	(7,166)	(9,446)	(15,558)	(18,496)

Interest expense	48,908	54,012	100,735	111,909

Depreciation and amortization	90,276	97,698	181,160	194,600

General and administrative	22,756	18,499	53,828	36,375

Other expense	954	(2,081)	958	(3,854)

Impairment charges	28,096	0	50,069	0

Equity in net loss (income) of joint ventures	717	(1,117)	2,382	(15,538)

Reserve of preferred equity interests	0	0	76,000	0

Tax expense	473	245	696	703

Gain on disposition of real estate	(44,599)	(13,721)	(82,726)	(26,102)

Income from non-controlling interests	267	310	480	610

Consolidated NOI	161,506	173,992	325,168	347,195

Net (loss) income from unconsolidated joint ventures	(33,702)	(4,933)	(86,079)	42,372

Interest expense	29,004	33,319	59,134	66,641

Depreciation and amortization	47,589	49,021	92,685	98,056

Impairment charges	27,850	0	80,507	0

Preferred share expense	8,239	8,305	16,367	16,569

Other expense, net	9,054	6,319	15,627	12,130

Loss (gain) on disposition of real estate, net	803	(114)	976	(53,597)

Unconsolidated NOI	88,837	91,917	179,217	182,171

Total Consolidated + Unconsolidated NOI	$250,343	$265,909	$504,385	$529,366

DDR Corp.

Leasing Summary

Wholly Owned at 100%

Leasing Activity

	Comparable Pool								Total Pool

			New	Prior			Wtd Avg				New	Wtd Avg
			Rent	Rent	Rent		Term				Rent	Term
	Count	GLA	PSF	PSF	Spread		(Years)		Count	GLA	PSF	(Years)

New Leases

2Q17	13	140,902	$14.98	$13.49	11.0%		9.4		41	384,089	$16.29	9.6

1Q17	22	345,571	10.74	10.58	1.5%	(1)	10.5		43	521,154	12.36	10.3

4Q16	18	106,254	17.52	15.36	14.1%		7.7		34	157,284	17.49	7.7

3Q16	22	115,299	19.96	16.17	23.4%		7.9		44	233,986	18.68	8.4

	75	708,026	$14.10	$12.79	10.2%		9.1		162	1,296,513	$15.29	9.3

Renewals

2Q17	103	1,416,278	$13.78	$13.05	5.6%		5.2		103	1,416,278	$13.78	5.2

1Q17	115	1,075,518	15.74	14.83	6.1%		4.7		115	1,075,518	15.74	4.7

4Q16	98	982,247	13.64	12.94	5.4%		5.2		98	982,247	13.64	5.2

3Q16	114	1,341,534	14.56	13.48	8.0%		5.6		114	1,341,534	14.56	5.6

	430	4,815,577	$14.41	$13.54	6.4%		5.2		430	4,815,577	$14.41	5.2

New + Renewals

2Q17	116	1,557,180	$13.89	$13.09	6.1%		5.6		144	1,800,367	$14.32	6.3

1Q17	137	1,421,089	14.53	13.79	5.4%		5.8		158	1,596,672	14.64	6.3

4Q16	116	1,088,501	14.02	13.18	6.4%		5.5		132	1,139,531	14.18	5.6

3Q16	136	1,456,833	14.99	13.69	9.5%		5.8		158	1,575,520	15.17	6.1

	505	5,523,603	$14.37	$13.45	6.8%		5.7		592	6,112,090	$14.60	6.1

Net Effective Rents
			Avg	TA	LL Work		Commission	Total	Net	Wtd Avg
			Rent	Capex	Capex		Capex	Capex	Effective	Term
		GLA	PSF	PSF	PSF		PSF	PSF	Rent PSF	(Years)

New Leases

2Q17		235,253	$17.02	$3.29	$4.19		$0.35	$7.83	$9.19	8.6

1Q17		376,987	12.47	1.93	1.32		0.21	3.46	9.01	9.9

4Q16		145,784	18.40	2.15	1.59		0.47	4.21	14.19	7.5

3Q16		223,113	19.37	2.58	2.64		0.41	5.63	13.74	8.3

		981,137	$16.01	$2.43	$2.30		$0.32	$5.05	$10.96	8.8

Renewals

2Q17		1,416,278	$13.94	$0.07	$0.00		$0.00	$0.07	$13.87	5.2

1Q17		1,075,518	15.87	0.01	0.00		0.00	0.01	15.86	4.7

4Q16		982,247	13.83	0.01	0.02		0.00	0.03	13.80	5.2

3Q16		1,341,534	14.71	0.77	0.00		0.04	0.81	13.90	5.6

		4,815,577	$14.56	$0.26	$0.01		$0.01	$0.28	$14.28	5.2

(1) Excluding the retenanting of a dark but rent-paying anchor box at Plaza del Norte, new leasing spreads for 1Q17 and TTM would be 15.1% and 15.9%, respectively. Excluding Puerto Rico, domestic new leasing spreads for 1Q17 and TTM would be 17.3% and 16.6%, respectively.

DDR Corp.

Leasing Summary

Unconsolidated Joint Ventures at 100%

Leasing Activity

	Comparable Pool							Total Pool

			New	Prior		Wtd Avg				New	Wtd Avg
			Rent	Rent	Rent	Term				Rent	Term
	Count	GLA	PSF	PSF	Spread	(Years)		Count	GLA	PSF	(Years)

New Leases

2Q17	15	55,828	$17.93	$20.06	-10.6%	7.6		32	198,554	$15.70	9.9

1Q17	17	127,830	11.73	9.31	26.0%	8.6		35	250,171	12.74	8.9

4Q16	19	75,985	23.54	20.80	13.2%	8.3		39	251,250	18.93	9.0

3Q16	20	66,878	19.98	19.89	0.5%	7.9		39	193,393	16.06	8.4

	71	326,521	$17.23	$15.99	7.8%	8.2		145	893,368	$15.86	9.0
Renewals

2Q17	82	684,452	$14.38	$13.64	5.4%	4.8		82	684,452	$14.38	4.8

1Q17	92	582,645	18.07	17.21	5.0%	4.7		92	582,645	18.07	4.7
4Q16	101	503,077	17.80	16.26	9.5%	5.1		101	503,077	17.80	5.1

3Q16	113	1,116,635	13.68	12.97	5.5%	5.2		113	1,116,635	13.68	5.2

	388	2,886,809	$15.45	$14.56	6.1%	5.0		388	2,886,809	$15.45	5.0
New + Renewals

2Q17	97	740,280	$14.65	$14.12	3.8%	5.1		114	883,006	$14.68	6.1

1Q17	109	710,475	16.93	15.79	7.2%	5.2		127	832,816	16.47	5.7

4Q16	120	579,062	18.55	16.85	10.1%	5.6		140	754,327	18.18	6.4

3Q16	133	1,183,513	14.04	13.37	5.0%	5.5		152	1,310,028	14.03	5.8

	459	3,213,330	$15.63	$14.71	6.3%	5.4		533	3,780,177	$15.55	6.0

Net Effective Rents
			Avg	TA	LL Work	Commission	Total	Net	Wtd Avg
			Rent	Capex	Capex	Capex	Capex	Effective	Term
		GLA	PSF	PSF	PSF	PSF	PSF	Rent PSF	(Years)

New Leases

2Q17		198,554	$16.88	$4.08	$0.84	$0.37	$5.29	$11.59	9.9

1Q17		229,171	13.04	1.31	1.96	0.30	3.57	9.47	8.7

4Q16		251,250	19.96	4.54	1.62	0.28	6.44	13.52	9.0

3Q16		191,193	16.44	3.10	0.90	0.41	4.41	12.03	8.3

		870,168	$16.66	$3.27	$1.40	$0.33	$5.00	$11.66	9.0

Renewals

2Q17		684,452	$14.53	$0.03	$0.02	$0.00	$0.05	$14.48	4.8

1Q17		582,645	18.29	0.03	0.00	0.00	0.03	18.26	4.7

4Q16		503,077	18.10	0.04	0.00	0.00	0.04	18.06	5.1

3Q16		1,116,635	13.83	0.07	0.00	0.00	0.07	13.76	5.2

		2,886,809	$15.64	$0.05	$0.00	$0.00	$0.05	$15.59	5.0

DDR Corp.

Lease Expirations

Wholly Owned at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
	# of	Expiring		Rent	% of ABR	# of	Expiring		Rent	% of ABR	# of	Expiring		Rent	% of ABR
Year	Leases	SF	ABR	PSF	> 10K	Leases	SF	ABR	PSF	< 10K	Leases	SF	ABR	PSF	Total
MTM	6	142	$1,900	$13.38	0.5%	75	132	$4,308	$32.64	2.0%	81	274	$6,208	$22.66	1.1%
2017	16	632	6,057	$9.58	1.7%	149	396	9,573	$24.17	4.6%	165	1,028	15,630	$15.20	2.7%
2018	97	3,012	38,206	$12.68	10.6%	448	1,350	36,037	$26.69	17.1%	545	4,362	74,243	$17.02	13.0%
2019	110	3,828	46,777	$12.22	13.0%	380	1,039	28,095	$27.04	13.4%	490	4,867	74,872	$15.38	13.1%
2020	93	3,116	40,380	$12.96	11.2%	372	978	27,187	$27.80	12.9%	465	4,094	67,567	$16.50	11.8%
2021	122	3,997	50,797	$12.71	14.1%	340	1,005	25,650	$25.52	12.2%	462	5,002	76,447	$15.28	13.4%
2022	139	4,580	56,718	$12.38	15.7%	269	807	22,472	$27.85	10.7%	408	5,387	79,190	$14.70	13.9%
2023	80	2,580	31,024	$12.02	8.6%	144	568	14,408	$25.37	6.9%	224	3,148	45,432	$14.43	8.0%
2024	58	1,728	22,001	$12.73	6.1%	137	531	14,397	$27.11	6.9%	195	2,259	36,398	$16.11	6.4%
2025	47	1,089	16,423	$15.08	4.6%	102	379	10,221	$26.97	4.9%	149	1,468	26,644	$18.15	4.7%
2026	34	850	12,938	$15.22	3.6%	110	398	11,635	$29.23	5.5%	144	1,248	24,573	$19.69	4.3%
Thereafter	53	2,228	37,086	$16.65	10.3%	61	234	6,165	$26.35	2.9%	114	2,462	43,251	$17.57	7.6%

Total	855	27,782	$360,307	$12.97	100.0%	2,587	7,817	$210,148	$26.88	100.0%	3,442	35,599	$570,455	$16.02	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
	# of	Expiring		Rent	% of ABR	# of	Expiring		Rent	% of ABR	# of	Expiring		Rent	% of ABR
Year	Leases	SF	ABR	PSF	> 10K	Leases	SF	ABR	PSF	< 10K	Leases	SF	ABR	PSF	Total
MTM	4	61	$904	$14.82	0.3%	71	122	$4,114	$33.72	2.0%	75	183	$5,018	$27.42	0.9%
2017	4	109	988	$9.06	0.3%	100	249	6,089	$24.45	2.9%	104	358	7,077	$19.77	1.2%
2018	19	329	3,701	$11.25	1.0%	262	697	20,082	$28.81	9.6%	281	1,026	23,783	$23.18	4.2%
2019	11	202	3,251	$16.09	0.9%	231	578	16,604	$28.73	7.9%	242	780	19,855	$25.46	3.5%
2020	14	243	4,486	$18.46	1.2%	205	463	14,746	$31.85	7.0%	219	706	19,232	$27.24	3.4%
2021	14	287	5,186	$18.07	1.4%	186	461	12,700	$27.55	6.0%	200	748	17,886	$23.91	3.1%
2022	21	376	6,232	$16.57	1.7%	182	447	13,637	$30.51	6.5%	203	823	19,869	$24.14	3.5%
2023	12	260	4,545	$17.48	1.3%	151	457	12,528	$27.41	6.0%	163	717	17,073	$23.81	3.0%
2024	15	353	5,217	$14.78	1.4%	142	376	11,534	$30.68	5.5%	157	729	16,751	$22.98	2.9%
2025	12	399	4,857	$12.17	1.3%	149	398	10,723	$26.94	5.1%	161	797	15,580	$19.55	2.7%
2026	19	365	6,221	$17.04	1.7%	138	386	11,002	$28.50	5.2%	157	751	17,223	$22.93	3.0%
Thereafter	710	24,798	314,719	$12.69	87.3%	770	3,183	76,389	$24.00	36.4%	1,480	27,981	391,108	$13.98	68.6%

Total	855	27,782	$360,307	$12.97	100.0%	2,587	7,817	$210,148	$26.88	100.0%	3,442	35,599	$570,455	$16.02	100.0%

DDR Corp.

Lease Expirations

Unconsolidated Joint Ventures at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
	# of	Expiring		Rent	% of ABR	# of	Expiring		Rent	% of ABR	# of	Expiring		Rent	% of ABR
Year	Leases	SF	ABR	PSF	> 10K	Leases	SF	ABR	PSF	< 10K	Leases	SF	ABR	PSF	Total
MTM	0	0	$0	$0.00	0.0%	63	136	$2,477	$18.21	1.9%	63	136	$2,477	$18.21	0.7%
2017	11	326	3,673	$11.27	1.7%	147	356	7,562	$21.24	5.7%	158	682	11,235	$16.47	3.2%
2018	63	1,612	19,072	$11.83	8.9%	386	1,037	23,958	$23.10	18.0%	449	2,649	43,030	$16.24	12.4%
2019	79	2,414	29,770	$12.33	13.9%	351	884	20,293	$22.96	15.3%	430	3,298	50,063	$15.18	14.4%
2020	73	2,212	24,660	$11.15	11.5%	305	746	16,563	$22.20	12.5%	378	2,958	41,223	$13.94	11.9%
2021	105	3,777	41,106	$10.88	19.1%	366	958	23,712	$24.75	17.8%	471	4,735	64,818	$13.69	18.6%
2022	94	2,783	30,787	$11.06	14.3%	234	677	15,913	$23.51	12.0%	328	3,460	46,700	$13.50	13.4%
2023	60	2,041	21,139	$10.36	9.8%	68	227	5,185	$22.84	3.9%	128	2,268	26,324	$11.61	7.6%
2024	35	1,037	12,453	$12.01	5.8%	62	231	5,387	$23.32	4.1%	97	1,268	17,840	$14.07	5.1%
2025	18	552	7,009	$12.70	3.3%	58	208	4,656	$22.38	3.5%	76	760	11,665	$15.35	3.4%
2026	22	471	5,407	$11.48	2.5%	40	129	3,261	$25.28	2.5%	62	600	8,668	$14.45	2.5%
Thereafter	36	1,486	19,758	$13.30	9.2%	47	168	4,014	$23.89	3.0%	83	1,654	23,772	$14.37	6.8%

Total	596	18,711	$214,834	$11.48	100.0%	2,127	5,757	$132,981	$23.10	100.0%	2,723	24,468	$347,815	$14.22	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
	# of	Expiring		Rent	% of ABR	# of	Expiring		Rent	% of ABR	# of	Expiring		Rent	% of ABR
Year	Leases	SF	ABR	PSF	> 10K	Leases	SF	ABR	PSF	< 10K	Leases	SF	ABR	PSF	Total
MTM	0	0	$0	$0.00	0.0%	50	107	$1,916	$17.91	1.4%	50	107	$1,916	$17.91	0.6%
2017	3	51	688	$13.49	0.3%	87	196	4,073	$20.78	3.1%	90	247	4,761	$19.28	1.4%
2018	11	214	2,133	$9.97	1.0%	207	475	10,891	$22.93	8.2%	218	689	13,024	$18.90	3.7%
2019	8	195	1,537	$7.88	0.7%	191	398	9,084	$22.82	6.8%	199	593	10,621	$17.91	3.1%
2020	11	183	2,261	$12.36	1.1%	171	351	7,955	$22.66	6.0%	182	534	10,216	$19.13	2.9%
2021	12	247	2,783	$11.27	1.3%	229	509	12,982	$25.50	9.8%	241	756	15,765	$20.85	4.5%
2022	16	367	5,030	$13.71	2.3%	168	416	9,872	$23.73	7.4%	184	783	14,902	$19.03	4.3%
2023	8	256	1,969	$7.69	0.9%	138	368	8,774	$23.84	6.6%	146	624	10,743	$17.22	3.1%
2024	8	172	1,812	$10.53	0.8%	125	344	7,897	$22.96	5.9%	133	516	9,709	$18.82	2.8%
2025	15	242	3,576	$14.78	1.7%	103	273	5,787	$21.20	4.4%	118	515	9,363	$18.18	2.7%
2026	19	426	5,390	$12.65	2.5%	115	285	6,499	$22.80	4.9%	134	711	11,889	$16.72	3.4%
Thereafter	485	16,358	187,655	$11.47	87.3%	543	2,035	47,251	$23.22	35.5%	1,028	18,393	234,906	$12.77	67.5%

Total	596	18,711	$214,834	$11.48	100.0%	2,127	5,757	$132,981	$23.10	100.0%	2,723	24,468	$347,815	$14.22	100.0%

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
1	River Ridge	Birmingham	Birmingham	AL	2001	2007	15%	TIAA	172	350	$16.38	Best Buy, Nordstrom Rack, Staples, Target (U)
2	Valley Bend	Huntsville	Huntsville	AL	2002	2014	5%	BREDDR III	425	777	$14.88	Barnes & Noble, Bed Bath & Beyond, Carmike Cinemas (U), Dick’s Sporting Goods, Hobby Lobby, Kohl’s (U), Marshalls, Target (U)
3	Westside Centre	Huntsville	Huntsville	AL	2002	2007	15%	TIAA	477	667	$12.34	Big Lots, Michaels, Petsmart, Ross Dress for Less, Stein Mart, Target (U)
4	Oxford Exchange	Oxford	Oxford	AL	2006	2014	5%	BREDDR III	334	803	$12.80	Bed Bath & Beyond, Best Buy, Dick’s Sporting Goods, Hobby Lobby, Home Depot (U), Kohl’s (U), PetSmart, Ross Dress for Less, Sam’s Club (U), T.J. Maxx, Target (U)
5	McFarland Plaza	Tuscaloosa	Tuscaloosa	AL	1999	2007	15%	TIAA	199	199	$8.95	Michaels, Ross Dress for Less, Stein Mart, T.J. Maxx, Toys “R” Us
6	Dimond Crossing	Anchorage	Anchorage	AK	1981	2014	5%	BREDDR III	85	85	$16.01	Bed Bath & Beyond, PetSmart
7	SanTan Village Marketplace	Phoenix	Gilbert	AZ	2005	2014	5%	BREDDR III	286	690	$16.17	Bed Bath & Beyond, Big Lots, DSW, Jo-Ann, Marshalls, Sam’s Club (U), Walmart (U)
8	Palm Valley Pavilions West	Phoenix	Goodyear	AZ	2002	2016	100%		233	277	$17.75	Barnes & Noble, Best Buy, Ross Dress for Less, Total Wine & More
9	Ahwatukee Foothills Towne Center	Phoenix	Phoenix	AZ	2013	1998	100%		687	702	$17.72	AMC Theatres, Ashley Furniture HomeStore, Babies “R” Us, Best Buy, HomeGoods, Jo-Ann, Marshalls, Michaels, OfficeMax, Ross Dress for Less, Sprouts Farmers Market
10	Arrowhead Crossing	Phoenix	Phoenix	AZ	1995	1996	100%		345	416	$16.26	Barnes & Noble, DSW, Golf Galaxy, Hobby Lobby, HomeGoods, Nordstrom Rack, Old Navy, Savers (U), Staples, T.J. Maxx
11	Deer Valley Towne Center	Phoenix	Phoenix	AZ	1996	1999	100%		197	460	$19.42	AMC Theatres (U), Michaels, PetSmart, Ross Dress for Less, Target (U)
12	Paradise Village Gateway	Phoenix	Phoenix	AZ	2004	2003	67%	Other	295	295	$17.19	Albertsons, Bed Bath & Beyond, PetSmart, Ross Dress for Less, Staples
13	Plaza at Power Marketplace	Phoenix	Queen Creek	AZ	2007	2014	5%	BREDDR III	71	105	$20.74	LA Fitness
14	Shops at Prescott Gateway	Prescott	Prescott	AZ	2012	2014	5%	BREDDR III	35	35	$29.31	Trader Joe’s
15	Silverado Plaza	Tucson	Tucson	AZ	1999	2014	5%	BREDDR III	78	79	$9.33	Safeway
16	Tucson Spectrum	Tucson	Tucson	AZ	2008	2012	100%		715	969	$14.70	Bed Bath & Beyond, Best Buy, Food City, Harkins Theatres, Home Depot (U), JCPenney, LA Fitness, Marshalls, Michaels, OfficeMax, Old Navy, Party City, PetSmart, Ross Dress for Less, Target (U)
17	Walgreens	Fayetteville	Springdale	AR	2009	2014	5%	BREDDR III	15	15	$26.80	—
18	Sherwood Retail Center	Little Rock	Sherwood	AR	1986	2014	5%	BREDDR III	123	194	$4.96	Gander Mountain, Mardel, Tractor Supply Company
19	Buena Park Place	Los Angeles	Buena Park	CA	2009	2004	100%		215	246	$15.13	Aldi, Kohl’s, Michaels
20	Falcon Ridge Town Center	Los Angeles	Fontana	CA	2005	2013	100%		291	438	$22.21	24 Hour Fitness, Aki-Home, Michaels, Ross Dress for Less, Stater Bros Markets, Target (U)
21	The Pike Outlets	Los Angeles	Long Beach	CA	2015	DEV	100%		392	392	$21.44	Cinemark, H & M, Nike, Restoration Hardware
22	Eastland Center	Los Angeles	West Covina	CA	1957	2014	5%	BREDDR III	811	911	$14.45	Albertsons, Ashley Furniture HomeStore, Burlington, Dick’s Sporting Goods, Hobby Lobby, Marshalls, Pottery Barn Outlet, Ross Dress for Less, Target, Walmart
23	Whittwood Town Center	Los Angeles	Whittier	CA	1960	2014	5%	BREDDR III	783	842	$9.54	24 Hour Fitness, JCPenney, Kohl’s, PetSmart, Sears, Target, Vons
24	Ridge at Creekside	Sacramento	Roseville	CA	2007	2014	100%		275	289	$21.79	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Macy’s Furniture Gallery, REI

25	Vista Village	San Diego	Vista	CA	2007	2013	100%		194	235	$25.09	Cinepolis, Frazier Farms, Lowe’s (U), Staples (U)
26	Whole Foods at Bay Place	San Francisco	Oakland	CA	2006	2013	100%		57	57	$42.17	Whole Foods
27	Hilltop Plaza	San Francisco	Richmond	CA	2000	2002	20%	DDRM	251	251	$17.35	99 Cents Only, Century Theatre, dd’s Discounts, Ross Dress for Less
28	1000 Van Ness	San Francisco	San Francisco	CA	1998	2002	100%		122	122	$35.87	AMC Theatres, The Studio Mix
29	Cornerstar	Denver	Aurora	CO	2008	2014	5%	BREDDR III	430	585	$19.05	24 Hour Fitness, Cornerstar Wine & Liquor, Dick’s Sporting Goods, HomeGoods, Marshalls, Office Depot, Ross Dress for Less, Sprouts Farmers Market, Target (U), Ulta Beauty
30	Pioneer Hills	Denver	Aurora	CO	2003	2003	100%		138	494	$15.91	Bed Bath & Beyond, Home Depot (U), Inspire Fitness, Walmart (U)
31	Centennial Promenade	Denver	Centennial	CO	2002	1997	100%		418	827	$18.54	Cavender’s, Conn’s, Golf Galaxy, HomeGoods, IKEA (U), Michaels, REI (U), Ross Dress for Less, Stickley Furniture, Toys “R” Us
32	Chapel Hills	Denver	Colorado Springs	CO	2000	2011	100%		446	541	$12.67	24 Hour Fitness, Barnes & Noble, Best Buy, DSW, Michaels (U), Nordstrom Rack, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Whole Foods
33	Tamarac Shopping Center	Denver	Denver	CO	2013	2001	100%		69	204	$14.77	Target (U)
34	University Hills	Denver	Denver	CO	1997	2003	100%		244	261	$18.72	24 Hour Fitness, King Soopers, Marshalls, Michaels, Pier 1 Imports
35	Denver West Plaza	Denver	Lakewood	CO	2002	2014	5%	BREDDR III	71	75	$18.76	Best Buy
36	FlatAcres Marketcenter/Parker Pavilions	Denver	Parker	CO	2003	2003	100%		232	641	$19.11	Bed Bath & Beyond, Home Depot (U), Kohl’s (U), Michaels, Office Depot, Walmart (U)
37	Guilford Commons	Hartford	Guilford	CT	2015	DEV	100%		123	123	$16.51	Bed Bath & Beyond, The Fresh Market
38	Connecticut Commons	Hartford	Plainville	CT	2013	DEV	100%		562	562	$13.28	A.C. Moore, AMC Theatres, Dick’s Sporting Goods, DSW, Kohl’s, Lowe’s, Marshalls, Old Navy, PetSmart
39	Naugatuck Valley Shopping Center	Hartford	Waterbury	CT	2003	2014	5%	BREDDR III	383	383	$12.03	Bob’s Stores, Staples, Stop & Shop, Walmart
40	Windsor Court	Hartford	Windsor	CT	1993	2007	100%		79	268	$18.76	Stop & Shop, Target (U)
41	Northpoint Shopping Center	Fort Myers	Cape Coral	FL	2008	2014	5%	BREDDR III	112	116	$13.06	Bed Bath & Beyond, Michaels, PetSmart
42	Cypress Trace	Fort Myers	Fort Myers	FL	2004	2007	15%	TIAA	276	276	$10.33	Bealls, Bealls Outlet, Ross Dress for Less, Stein Mart
43	Market Square	Fort Myers	Fort Myers	FL	2004	2007	15%	TIAA	119	406	$15.87	American Signature Furniture, Barnes & Noble (U), Cost Plus World Market (U), DSW, Michaels (U), Target (U), Total Wine & More
44	The Forum	Fort Myers	Fort Myers	FL	2008	2014	5%	BREDDR III	190	458	$16.83	Bed Bath & Beyond, Home Depot (U), Ross Dress for Less, Staples, Target (U)
45	Shoppes at Paradise Pointe	Fort Walton Beach	Fort Walton Beach	FL	2000	2007	20%	DDRM	84	84	$11.84	Publix
46	Melbourne Shopping Center	Melbourne	Melbourne	FL	1999	2007	20%	DDRM	229	229	$6.41	Big Lots, Publix
47	Aberdeen Square	Miami	Boynton Beach	FL	1990	2007	20%	DDRM	71	71	$10.61	Publix

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
48	Village Square at Golf	Miami	Boynton Beach	FL	2002	2007	20%	DDRM	135	135	$14.45	Publix
49	Sheridan Square	Miami	Dania	FL	1991	2007	20%	DDRM	67	67	$11.04	Walmart Neighborhood Market
50	Paraiso Plaza	Miami	Hialeah	FL	1997	2007	20%	DDRM	61	61	$16.77	Publix
51	Homestead Pavilion	Miami	Homestead	FL	2008	2008	100%		306	397	$18.04	Bed Bath & Beyond, Kohl’s (U), Michaels, Ross Dress for Less
52	Concourse Village	Miami	Jupiter	FL	2004	2015	5%	BREDDR IV	134	134	$16.26	Ross Dress for Less, T.J. Maxx
53	Plaza del Paraiso	Miami	Miami	FL	2003	2007	20%	DDRM	85	85	$15.70	Publix
54	The Shops at Midtown Miami	Miami	Miami	FL	2006	DEV	100%		467	467	$21.45	Dick’s Sporting Goods, HomeGoods, Marshalls, Nordstrom Rack, Ross Dress for Less, Target, west elm
55	Fountains of Miramar	Miami	Miramar	FL	2005	2015	5%	BREDDR IV	139	251	$23.01	Home Depot (U), Marshalls, Ross Dress for Less
56	River Run	Miami	Miramar	FL	1989	2007	20%	DDRM	94	107	$13.38	Publix
57	Northlake Commons	Miami	Palm Beach Gardens	FL	2003	2007	20%	DDRM	124	245	$13.85	Home Depot (U), Jo-Ann, Ross Dress for Less
58	Flamingo Falls	Miami	Pembroke Pines	FL	2001	2007	20%	DDRM	109	148	$22.24	LA Fitness (U), The Fresh Market
59	The Fountains	Miami	Plantation	FL	2010	2007	100%		430	489	$16.14	Dick’s Sporting Goods, Jo-Ann, Kohl’s, Marshalls/HomeGoods, Total Wine & More
60	Midway Plaza	Miami	Tamarac	FL	1985	2007	20%	DDRM	228	228	$13.05	Publix, Ross Dress for Less
61	Tequesta Shoppes	Miami	Tequesta	FL	2014	2007	100%		110	110	$11.60	Marshalls
62	Carillon Place	Naples	Naples	FL	1994	1995	100%		268	283	$14.92	Bealls Outlet, OfficeMax, Ross Dress for Less, T.J. Maxx, Walmart Neighborhood Market
63	Countryside Shoppes	Naples	Naples	FL	1997	2007	20%	DDRM	74	74	$18.52	—
64	Crystal Springs	Ocala	Crystal River	FL	2001	2007	20%	DDRM	67	79	$11.68	Publix
65	Shoppes of Citrus Hills	Ocala	Hernando	FL	2003	2007	20%	DDRM	69	69	$11.19	Publix
66	Heather Island	Ocala	Ocala	FL	2005	2007	20%	DDRM	71	71	$11.14	Publix
67	Casselberry Commons	Orlando	Casselberry	FL	2010	2007	20%	DDRM	245	248	$12.09	Publix, Ross Dress for Less, Stein Mart, T.J. Maxx
68	Shoppes of Lake Mary	Orlando	Lake Mary	FL	2001	2007	15%	TIAA	74	279	$23.16	Publix (U), Staples, Target (U)
69	West Oaks Town Center	Orlando	Ocoee	FL	2000	2007	20%	DDRM	67	112	$15.73	Best Buy (U), Michaels

70	Chickasaw Trail Shopping Center	Orlando	Orlando	FL	1994	2007	20%	DDRM	75	81	$11.93	Publix
71	Conway Plaza	Orlando	Orlando	FL	1999	2007	20%	DDRM	118	118	$10.05	Publix
72	International Drive Value Center	Orlando	Orlando	FL	1995	2015	100%		186	192	$10.38	Bed Bath & Beyond, dd’s Discounts, Ross Dress for Less, T.J. Maxx
73	Lee Vista Promenade	Orlando	Orlando	FL	2016	DEV	100%		290	290	$17.81	Epic Theatres, HomeGoods, Michaels, Ross Dress for Less
74	Millenia Crossing	Orlando	Orlando	FL	2009	2015	5%	BREDDR IV	100	100	$28.13	Nordstrom Rack
75	Millenia Plaza	Orlando	Orlando	FL	2001	2015	100%		412	412	$11.00	BJ’s Wholesale Club, Dick’s Sporting Goods, Home Depot, Ross Dress for Less, Total Wine & More, Toys “R” Us/Babies “R” Us
76	Skyview Plaza	Orlando	Orlando	FL	1998	2007	20%	DDRM	263	263	$10.73	dd’s Discounts, Goodwill, Publix, Ross Dress for Less
77	Oviedo Park Crossing	Orlando	Oviedo	FL	1999	DEV	20%	DDRM	186	321	$11.09	Bed Bath & Beyond, Lowe’s (U), Michaels, OfficeMax, Ross Dress for Less, T.J. Maxx
78	Winter Garden Village	Orlando	Winter Garden	FL	2007	2013	100%		758	1,127	$18.41	Bealls, Bed Bath & Beyond, Best Buy, Forever 21, Havertys, Jo-Ann, LA Fitness, Lowe’s (U), Marshalls, PetSmart, Ross Dress for Less, Staples, Target (U)
79	Bellview Plaza	Pensacola	Pensacola	FL	1984	2014	5%	BREDDR III	83	87	$9.62	Publix
80	Cordova Commons	Pensacola	Pensacola	FL	1972	2014	5%	BREDDR III	164	169	$15.82	Marshalls, Stein Mart, The Fresh Market
81	Tradewinds Shopping Center	Pensacola	Pensacola	FL	1985	2014	5%	BREDDR III	179	195	$10.04	Jo-Ann, T.J. Maxx/HomeGoods
82	Cortez Plaza	Sarasota	Bradenton	FL	2015	2007	100%		274	274	$12.38	Burlington, LA Fitness, PetSmart
83	Creekwood Crossing	Sarasota	Bradenton	FL	2001	2007	20%	DDRM	235	397	$11.46	Bealls, Bealls Outlet, Big Lots, LA Fitness, Lowe’s (U)
84	Lakewood Ranch Plaza	Sarasota	Bradenton	FL	2001	2007	20%	DDRM	85	107	$13.46	Publix
85	Capital West	Tallahassee	Tallahassee	FL	2004	2003	100%		88	272	$8.48	Bealls Outlet, Walmart (U)
86	Killearn Shopping Center	Tallahassee	Tallahassee	FL	1980	2007	20%	DDRM	95	95	$13.68	Hobby Lobby
87	Southwood Village	Tallahassee	Tallahassee	FL	2003	2007	20%	DDRM	66	66	$13.13	Publix
88	Kmart Shopping Center	Tampa	Brandon	FL	2003	IPO	100%		232	232	$3.69	Kane Furniture, Kmart
89	Lake Brandon Village	Tampa	Brandon	FL	2014	2009	100%		292	454	$13.95	buybuy BABY, Jo-Ann, Lowe’s (U), Nordstrom Rack, PetSmart, Publix, Total Wine & More
90	Bardmoor Promenade	Tampa	Largo	FL	1991	2007	20%	DDRM	158	171	$13.94	Publix
91	Shoppes at Golden Acres	Tampa	New Port Richey	FL	2002	2007	20%	DDRM	131	131	$10.88	Publix
92	The Shoppes of Boot Ranch	Tampa	Palm Harbor	FL	1990	1995	100%		52	229	$24.01	Publix (U), Target (U)

93	Lake Walden Square	Tampa	Plant City	FL	2013	2007	100%		245	245	$11.70	Marshalls, Premiere Cinemas, Ross Dress for Less, Winn Dixie
94	Mariner Square	Tampa	Spring Hill	FL	1997	IPO	100%		194	519	$9.56	Bealls, Ross Dress for Less, Sam’s Club (U), Walmart (U)
95	Nature Coast Commons	Tampa	Spring Hill	FL	2009	2014	5%	BREDDR III	226	549	$16.17	Best Buy, JCPenney (U), PetSmart, Ross Dress for Less, Walmart (U)
96	North Pointe Plaza	Tampa	Tampa	FL	1990	IPO	20%	DDRM	108	226	$13.97	Publix, Walmart (U)
97	The Walk at Highwoods Preserve	Tampa	Tampa	FL	2001	2007	100%		138	232	$16.10	Best Buy, HomeGoods, Michaels, Muvico (U)
98	Tarpon Square	Tampa	Tarpon Springs	FL	1998	IPO	100%		115	199	$12.82	Bealls Outlet, Big Lots, Staples, Walmart (U)
99	Brandon Boulevard Shoppes	Tampa	Valrico	FL	2012	2007	100%		86	89	$15.48	LA Fitness

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
100	Shoppes at Lithia	Tampa	Valrico	FL	2003	2007	20%	DDRM	71	71	$15.95	Publix
101	The Shoppes at New Tampa	Tampa	Wesley Chapel	FL	2002	2007	20%	DDRM	159	188	$13.72	Bealls, Office Depot (U), Publix
102	Century Town Center	Vero Beach	Vero Beach	FL	2008	2014	5%	BREDDR III	107	117	$14.11	Marshalls/HomeGoods
103	Brookhaven Plaza	Atlanta	Atlanta	GA	1993	2007	20%	SAU	70	70	$19.79	Stein Mart
104	Cascade Corners	Atlanta	Atlanta	GA	1993	2007	20%	SAU	67	67	$6.99	Kroger
105	Cascade Crossing	Atlanta	Atlanta	GA	1994	2007	20%	SAU	63	63	$10.19	Publix
106	Perimeter Pointe	Atlanta	Atlanta	GA	2002	1995	100%		353	353	$17.56	Babies “R” Us, Dick’s Sporting Goods, HomeGoods, LA Fitness, Regal Cinemas, Stein Mart
107	Marketplace at Millcreek	Atlanta	Buford	GA	2003	2007	15%	TIAA	402	533	$12.83	2nd & Charles, Bed Bath & Beyond, Burlington, Costco (U), DSW, Marshalls, Michaels, PetSmart, REI, Ross Dress for Less, Stein Mart
108	Hickory Flat Village	Atlanta	Canton	GA	2000	2007	20%	SAU	74	88	$12.83	Publix
109	Riverstone Plaza	Atlanta	Canton	GA	1998	2007	20%	DDRM	308	335	$11.89	Bealls Outlet, Belk, Michaels, Publix, Ross Dress for Less
110	Cumming Marketplace	Atlanta	Cumming	GA	1999	2003	100%		311	717	$12.48	ApplianceSmart, Home Depot (U), Lowe’s, Michaels, OfficeMax, Walmart (U)
111	Cumming Town Center	Atlanta	Cumming	GA	2007	2013	100%		311	311	$15.35	Ashley Furniture HomeStore, Best Buy, Dick’s Sporting Goods, Staples, T.J. Maxx/HomeGoods
112	Sharon Greens	Atlanta	Cumming	GA	2001	2007	20%	DDRM	98	101	$11.76	Kroger
113	Flat Shoals Crossing	Atlanta	Decatur	GA	1994	2007	20%	SAU	70	70	$10.29	Publix
114	Hairston Crossing	Atlanta	Decatur	GA	2002	2007	20%	DDRM	58	58	$11.75	Publix
115	Douglasville Pavilion	Atlanta	Douglasville	GA	1998	2007	100%		267	370	$11.77	Big Lots, Marshalls, Michaels, OfficeMax, PetSmart, Ross Dress for Less, Target (U)
116	Market Square	Atlanta	Douglasville	GA	1990	2007	20%	Other	125	125	$10.34	Bargain Hunt
117	Camp Creek Marketplace	Atlanta	East Point	GA	2003	2014	5%	BREDDR III	424	719	$15.79	Beauty Master, BJ’s Wholesale Club, Lowe’s (U), Marshalls, Ross Dress for Less, Staples, T.J. Maxx, Target (U)
118	Paradise Shoppes of Ellenwood	Atlanta	Ellenwood	GA	2003	2007	20%	DDRM	68	68	$11.09	—
119	Fayette Pavilion	Atlanta	Fayetteville	GA	2002	2007	15%	TIAA	1,242	1,506	$9.26	Bealls Outlet, Bed Bath & Beyond, Belk, Big Lots, Cinemark, Dick’s Sporting Goods, Forever 21, Hobby Lobby, Home Depot (U), Jo-Ann, Kohl’s, Marshalls, PetSmart, Publix, Ross Dress for Less, Target (U), Toys “R” Us/Babies “R” Us, Walmart

120	Clearwater Crossing	Atlanta	Flowery Branch	GA	2003	2007	20%	DDRM	91	91	$12.16	Kroger
121	Stonebridge Village	Atlanta	Flowery Branch	GA	2008	2014	5%	BREDDR III	157	504	$16.74	Home Depot (U), Kohl’s (U), PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
122	Barrett Pavilion	Atlanta	Kennesaw	GA	1998	2007	15%	TIAA	459	584	$15.83	AMC Theatres, Bealls Outlet, buybuy BABY, Jo-Ann, Old Navy, Ozone Billiards, REI, Target (U), Total Wine & More
123	CVS	Atlanta	Lawrenceville	GA	2008	2014	5%	BREDDR III	13	13	$28.18	—
124	Towne Center Prado	Atlanta	Marietta	GA	2002	1995	100%		287	327	$13.02	Publix, Ross Dress for Less, Stein Mart
125	Shoppes at Lake Dow	Atlanta	McDonough	GA	2002	2007	20%	DDRM	73	97	$12.53	Publix
126	Newnan Crossing	Atlanta	Newnan	GA	1995	2003	100%		223	453	$8.51	Hobby Lobby, Lowe’s, Walmart (U)
127	Newnan Pavilion	Atlanta	Newnan	GA	2013	2007	15%	TIAA	468	468	$8.08	Academy Sports, Aldi, Home Depot, Kohl’s, PetSmart, Ross Dress for Less, Sky Zone Trampoline Park
128	Sandy Plains Village	Atlanta	Roswell	GA	2013	2007	100%		174	174	$10.85	Movie Tavern
129	Heritage Pavilion	Atlanta	Smyrna	GA	1995	2007	15%	TIAA	256	256	$13.84	American Signature Furniture, Marshalls, PetSmart, Ross Dress for Less, T.J. Maxx
130	Presidential Commons	Atlanta	Snellville	GA	2000	2007	100%		376	376	$11.55	buybuy BABY, Home Depot, Jo-Ann, Kroger, Stein Mart
131	Deshon Plaza	Atlanta	Stone Mountain	GA	1994	2007	20%	SAU	64	64	$11.28	Publix
132	Johns Creek Town Center	Atlanta	Suwanee	GA	2004	2003	100%		293	293	$13.99	Kohl’s, Michaels, PetSmart, Sprouts Farmers Market, Staples, Stein Mart
133	Cofer Crossing	Atlanta	Tucker	GA	2003	2003	20%	DDRM	136	278	$8.63	HomeGoods, Kroger, Walmart (U)
134	Woodstock Square	Atlanta	Woodstock	GA	2001	2007	15%	TIAA	219	400	$14.56	Kohl’s, OfficeMax, Old Navy, Target (U)
135	Glynn Isles	Brunswick	Brunswick	GA	2007	2014	5%	BREDDR III	193	517	$15.77	Ashley Furniture HomeStore (U), Dick’s Sporting Goods, Lowe’s (U), Michaels, Office Depot, PetSmart, Ross Dress for Less, Target (U)
136	Eisenhower Crossing	Macon	Macon	GA	2002	2007	15%	TIAA	420	722	$10.91	Ashley Furniture HomeStore, Bed Bath & Beyond, Best Buy (U), Home Depot (U), Kroger, Marshalls, Michaels, Old Navy, Ross Dress for Less, Staples, Target (U)
137	Crossroads Marketplace	Warner Robins	Warner Robins	GA	2008	2014	5%	BREDDR III	79	295	$13.57	Bed Bath & Beyond, Best Buy, Kohl’s (U), Kroger (U), Toys “R” Us (U)
138	Meridian Crossroads	Boise	Meridian	ID	2004	DEV	100%		527	731	$15.34	Ashley Furniture HomeStore, Bed Bath & Beyond, Craft Warehouse, Office Depot, Old Navy, Ross Dress for Less, Sportsman’s Warehouse, Walmart (U)
139	Nampa Gateway Center	Boise	Nampa	ID	2008	DEV	100%		471	496	$5.04	Circustrix, Edwards Theatres, Idaho Athletic Club, JCPenney
140	3030 North Broadway	Chicago	Chicago	IL	2016	2017	100%		132	132	$34.35	Mariano’s, XSport Fitness
141	Kingsbury Center	Chicago	Chicago	IL	2012	2014	5%	BREDDR III	53	53	$30.16	buybuy BABY
142	The Maxwell	Chicago	Chicago	IL	2014	2014	100%		240	240	$26.45	Burlington, Dick’s Sporting Goods, Nordstrom Rack, T.J. Maxx
143	Deer Park Town Center	Chicago	Deer Park	IL	2004	DEV	50%	Other	356	406	$30.94	Barnes & Noble (U), Century Theatre, Crate & Barrel, Gap
144	Hillside Town Center	Chicago	Hillside	IL	2009	2014	5%	BREDDR III	165	365	$16.44	HomeGoods, Michaels, Ross Dress for Less, Target (U)
145	The Shops at Fox River	Chicago	McHenry	IL	2006	DEV	100%		341	444	$13.55	Bed Bath & Beyond, Best Buy, Dick’s Sporting Goods, JCPenney (U), PetSmart, Ross Dress for Less, T.J. Maxx
146	Prairie Market	Chicago	Oswego	IL	2007	2014	5%	BREDDR III	113	679	$22.08	Aldi, Best Buy (U), Dick’s Sporting Goods (U), Hobby Lobby (U), Kohl’s (U), PetSmart, Walmart (U)
147	Woodfield Village Green	Chicago	Schaumburg	IL	2015	1995	100%		526	692	$20.11	At Home, Bloomingdale’s the Outlet Store, Container Store, Costco (U), HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Trader Joe’s

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
148	Village Crossing	Chicago	Skokie	IL	1989	2007	15%	TIAA	449	449	$21.41	AMC Theatres, Barnes & Noble, Bed Bath & Beyond, Best Buy, Michaels, OfficeMax, PetSmart
149	Brookside Marketplace	Chicago	Tinley Park	IL	2013	2012	100%		317	602	$15.24	Best Buy, Dick’s Sporting Goods, HomeGoods, Kohl’s (U), Michaels, PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
150	Highland Grove Shopping Center	Chicago	Highland	IN	2001	2007	20%	DDRM	312	541	$14.39	Best Buy (U), Dick’s Sporting Goods (U), Kohl’s, Marshalls, Michaels, Target (U)
151	East Lloyd Commons	Evansville	Evansville	IN	2005	2007	100%		160	160	$16.03	Best Buy, Michaels
152	Merriam Village	Kansas City	Merriam	KS	2005	2004	100%		418	921	$13.39	Cinemark, Dick’s Sporting Goods, Hen House Market, Hobby Lobby, Home Depot (U), IKEA (U), Marshalls, OfficeMax, PetSmart
153	Duvall Village	Balt-Wash DC	Bowie	MD	1998	2007	100%		88	88	$22.70	—
154	Harundale Plaza	Balt-Wash DC	Glen Burnie	MD	1999	2007	20%	Other	218	218	$9.68	Burlington, HomeGoods, Regency Furniture
155	Largo Town Center	Balt-Wash DC	Upper Marlboro	MD	1991	2007	20%	Other	277	281	$15.34	Marshalls, Regency Furniture, Shoppers Food Warehouse
156	Costco Plaza	Balt-Wash DC	White Marsh	MD	1992	2007	15%	TIAA	210	335	$7.53	Big Lots, Costco, Home Depot (U), Pep Boys, PetSmart
157	The Commons	Salisbury	Salisbury	MD	1999	DEV	100%		130	350	$14.39	Best Buy, Home Depot (U), Michaels, Target (U)
158	Gateway Center	Boston	Everett	MA	2001	DEV	100%		354	640	$16.18	Babies “R” Us, Costco (U), Home Depot, Michaels, Old Navy, Target (U), Total Wine & More
159	Shoppers World	Boston	Framingham	MA	1994	1995	100%		783	783	$24.65	A.C. Moore, AMC Theatres, Babies “R” Us, Barnes & Noble, Best Buy, DSW, Kohl’s, Macy’s Furniture Gallery, Marshalls, Nordstrom Rack, PetSmart, Sierra Trading Post, T.J. Maxx, Toys “R” Us
160	Riverdale Shops	Springfield	West Springfield	MA	2003	2007	20%	DDRM	274	274	$14.13	Kohl’s, Stop & Shop
161	Fairlane Green	Detroit	Allen Park	MI	2005	2014	5%	BREDDR III	270	401	$19.32	Barnes & Noble, Bed Bath & Beyond, Home Depot (U), Meijer (U), Michaels, T.J. Maxx, Target (U)
162	Waterside Marketplace	Detroit	Chesterfield	MI	2007	2014	5%	BREDDR III	291	547	$13.25	Bed Bath & Beyond, Best Buy, Dick’s Sporting Goods, JCPenney (U), Jo-Ann, Lowe’s (U), T.J. Maxx
163	Green Ridge Square	Grand Rapids	Grand Rapids	MI	1995	1995	100%		216	407	$13.53	Bed Bath & Beyond, Best Buy, Michaels, T.J. Maxx, Target (U), Toys “R” Us (U)
164	Grandville Marketplace	Grand Rapids	Grandville	MI	2003	2003	100%		224	372	$10.94	Gander Mountain, Hobby Lobby, Lowe’s (U), OfficeMax
165	Valley Center	Saginaw	Saginaw	MI	1994	2014	5%	BREDDR III	409	419	$9.77	Babies “R” Us, Barnes & Noble, Burlington, Dick’s Sporting Goods, DSW, Michaels, PetSmart, T.J. Maxx
166	Riverdale Village	Minneapolis	Coon Rapids	MN	2003	DEV	100%		797	977	$13.01	Bed Bath & Beyond, Best Buy, Costco (U), Dick’s Sporting Goods, DSW, JCPenney, Jo-Ann, Kohl’s, Old Navy, T.J. Maxx
167	Maple Grove Crossing	Minneapolis	Maple Grove	MN	2002	1996	100%		262	350	$12.64	Barnes & Noble, Bed Bath & Beyond, Cub Foods (U), Kohl’s, Michaels
168	Midway Marketplace	Minneapolis	St. Paul	MN	1995	1997	100%		324	487	$8.64	Cub Foods, Herberger’s (U), LA Fitness, T.J. Maxx, Walmart

169	Crossroads Center	Gulfport	Gulfport	MS	1999	2003	100%		555	591	$11.65	Academy Sports, Barnes & Noble, Belk, Burke’s Outlet, Cinemark, Forever 21, Michaels, Ross Dress for Less, T.J. Maxx
170	Big Oaks Crossing	Tupelo	Tupelo	MS	1992	1994	100%		348	348	$6.16	Jo-Ann, Sam’s Club, Walmart
171	Independence Commons	Kansas City	Independence	MO	1999	1995	100%		386	403	$14.86	AMC Theatres, Barnes & Noble, Best Buy, Kohl’s, Marshalls, Ross Dress for Less
172	The Promenade at Brentwood	St Louis	Brentwood	MO	1998	1998	100%		338	338	$15.11	Bed Bath & Beyond, Micro Center, PetSmart, Target, Trader Joe’s
173	Del Monte Plaza	Reno	Reno	NV	1988	2014	5%	BREDDR III	83	177	$17.48	Macy’s Furniture Gallery (U), Sierra Trading Post, Whole Foods
174	Seabrook Commons	Boston	Seabrook	NH	2014	DEV	100%		175	393	$18.55	Dick’s Sporting Goods, Walmart (U)
175	Hamilton Commons	Atlantic City	Mays Landing	NJ	2001	2004	100%		397	397	$18.11	Bed Bath & Beyond, Marshalls, Regal Cinemas, Ross Dress for Less
176	Wrangleboro Consumer Square	Atlantic City	Mays Landing	NJ	1997	2004	100%		842	842	$13.35	Babies “R” Us, Best Buy, BJ’s Wholesale Club, Books-A-Million, Christmas Tree Shops, Dick’s Sporting Goods, Just Cabinets, Kohl’s, Michaels, PetSmart, Staples, Target
177	East Hanover Plaza	New York	East Hanover	NJ	1994	2007	100%		98	359	$20.47	Costco (U), HomeGoods, Target (U)
178	Edgewater Towne Center	New York	Edgewater	NJ	2000	2007	100%		78	78	$25.10	Whole Foods
179	Freehold Marketplace	New York	Freehold	NJ	2005	DEV	100%		30	368	$32.47	Sam’s Club (U), Walmart (U)
180	Lewandowski Commons	New York	Lyndhurst	NJ	1998	2007	20%	SAU	78	78	$22.72	Stop & Shop
181	Route 22 Retail Center	New York	Union	NJ	1997	2007	100%		112	237	$18.61	Babies “R” Us, Dick’s Sporting Goods, Target (U)
182	Consumer Centre	New York	West Long Branch	NJ	1993	2004	100%		292	292	$13.39	buybuy BABY, Home Depot, PetSmart
183	West Falls Plaza	New York	Woodland Park	NJ	1995	2007	20%	DDRM	89	89	$20.84	—
184	Crossroads Plaza	Philadelphia	Lumberton	NJ	2003	2007	20%	DDRM	100	215	$18.28	Lowe’s (U), ShopRite
185	Hamilton Marketplace	Trenton	Hamilton	NJ	2004	2003	100%		532	960	$17.92	Barnes & Noble, Bed Bath & Beyond, BJ’s Wholesale Club (U), Kohl’s, Lowe’s (U), Michaels, Ross Dress for Less, ShopRite, Staples, Walmart (U)
186	Nassau Park Pavilion	Trenton	Princeton	NJ	2005	1997	100%		609	1,117	$16.71	Babies “R” Us, Best Buy, buybuy BABY, Dick’s Sporting Goods, Home Depot (U), HomeGoods, Michaels, PetSmart, Sam’s Club (U), Target (U), Walmart (U), Wegmans
187	Southern Tier Crossing	Elmira	Horseheads	NY	2008	DEV	100%		175	523	$15.92	Aldi (U), Dick’s Sporting Goods, Jo-Ann, Kohl’s (U), Walmart (U)
188	The Hub	New York	Hempstead	NY	2001	2015	5%	BREDDR IV	249	249	$14.02	Home Depot, Super Stop & Shop
189	Belgate Shopping Center	Charlotte	Charlotte	NC	2013	DEV	100%		262	883	$13.57	Burlington, Cost Plus World Market, Furniture Row (U), Hobby Lobby, IKEA (U), Marshalls, Old Navy, PetSmart, T.J. Maxx, Walmart (U)
190	Carolina Pavilion	Charlotte	Charlotte	NC	1997	2012	100%		726	871	$13.69	AMC Theatres, Babies “R” Us, Bed Bath & Beyond, Big Lots, buybuy BABY, Conn’s, Jo-Ann, Nordstrom Rack, Old Navy, Ross Dress for Less, Sears Outlet, Target (U), Value City Furniture
191	Cotswold Village	Charlotte	Charlotte	NC	2013	2011	100%		261	261	$22.30	Harris Teeter, Marshalls, PetSmart
192	The Shops at the Fresh Market	Charlotte	Cornelius	NC	2001	2007	100%		130	130	$11.87	Stein Mart, The Fresh Market
193	Birkdale Village	Charlotte	Huntersville	NC	2003	2007	15%	TIAA	299	387	$27.44	Barnes & Noble, Dick’s Sporting Goods, Regal Cinemas (U)

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
194	Rosedale Shopping Center	Charlotte	Huntersville	NC	2000	2007	20%	DDRM	119	119	$17.32	Harris Teeter
195	Winslow Bay Commons	Charlotte	Mooresville	NC	2003	2007	15%	TIAA	268	442	$14.52	Dick’s Sporting Goods, HomeGoods, Michaels, Ross Dress for Less, T.J. Maxx, Target (U)
196	Fayetteville Pavilion	Fayetteville	Fayetteville	NC	2001	2007	20%	DDRM	274	274	$12.21	Christmas Tree Shops, Dick’s Sporting Goods, Food Lion, Marshalls, Michaels, PetSmart
197	Wendover Village	Greensboro	Greensboro	NC	2004	2007	100%		36	171	$31.46	Costco (U)
198	Shoppes at Oliver’s Crossing	Greensboro	Winston Salem	NC	2003	2007	20%	DDRM	77	77	$13.38	Lowes Foods
199	Walmart	Greensboro	Winston Salem	NC	1998	2007	100%		205	205	$6.85	Walmart
200	Beaver Creek Crossings	Raleigh	Apex	NC	2006	DEV	100%		321	321	$16.42	Burke’s Outlet, Dick’s Sporting Goods, Regal Beaver Creek 12, T.J. Maxx
201	Meadowmont Village	Raleigh	Chapel Hill	NC	2002	2007	20%	DDRM	132	132	$21.76	Harris Teeter
202	Clayton Corners	Raleigh	Clayton	NC	1999	2007	20%	DDRM	126	126	$12.24	Lowes Foods
203	Sexton Commons	Raleigh	Fuquay Varina	NC	2002	2007	20%	DDRM	49	49	$17.41	Harris Teeter
204	Alexander Place	Raleigh	Raleigh	NC	2004	2007	15%	TIAA	198	408	$17.02	Kohl’s, Walmart (U)
205	Capital Crossing	Raleigh	Raleigh	NC	1995	2007	100%		83	463	$9.89	At Home (U), Conn’s, Lowe’s (U), PetSmart (U), Sam’s Club (U), Staples
206	Poyner Place	Raleigh	Raleigh	NC	2012	2012	100%		254	435	$16.55	Cost Plus World Market, Old Navy, Ross Dress for Less, Target (U), Toys “R” Us/Babies “R” Us
207	University Centre	Wilmington	Wilmington	NC	2001	IPO	100%		418	525	$10.86	Bed Bath & Beyond, Lowe’s, Old Navy, Ollie’s Bargain Outlet, Ross Dress for Less, Sam’s Club (U)
208	CVS	Bellevue	Bellevue	OH	1998	2014	5%	BREDDR III	10	10	$14.46	—
209	Kenwood Square	Cincinnati	Cincinnati	OH	2008	2013	100%		432	466	$19.00	Dick’s Sporting Goods, Macy’s Furniture Gallery, T.J. Maxx, The Fresh Market, Toys “R” Us/Babies “R” Us
210	Western Hills Square	Cincinnati	Cincinnati	OH	1998	2014	5%	BREDDR III	34	258	$12.67	Kroger (U), PetSmart, Walmart (U)
211	Waterstone Center	Cincinnati	Mason	OH	1998	2014	100%		158	430	$15.58	Barnes & Noble, Bassett Home Furnishings, Best Buy, Costco (U), Michaels, Target (U)
212	Macedonia Commons	Cleveland	Macedonia	OH	1994	1994	100%		312	604	$14.46	Cinemark, Hobby Lobby, Home Depot (U), Kohl’s, Walmart (U)
213	Belden Park Crossings	Cleveland	North Canton	OH	2003	DEV	100%		481	596	$12.84	Dick’s Sporting Goods, DSW, Jo-Ann, Kohl’s, PetSmart, Target (U), Value City Furniture
214	Great Northern Plaza	Cleveland	North Olmsted	OH	2013	1997	100%		631	669	$13.91	Bed Bath & Beyond, Best Buy, Big Lots, Burlington, DSW, Home Depot, Jo-Ann, K&G Fashion Superstore, Marc’s, PetSmart
215	Uptown Solon	Cleveland	Solon	OH	1998	DEV	100%		182	182	$16.49	Bed Bath & Beyond, Mustard Seed Market & Cafe

216	Stow Community Center	Cleveland	Stow	OH	2008	DEV	100%		401	503	$11.15	Bed Bath & Beyond, Giant Eagle, Hobby Lobby, Kohl’s, OfficeMax, Target (U)
217	West Bay Plaza	Cleveland	Westlake	OH	2000	IPO	100%		162	162	$14.75	Marc’s
218	Easton Market	Columbus	Columbus	OH	2013	1998	100%		508	559	$15.98	Bed Bath & Beyond, buybuy BABY, DSW, Michaels, Nordstrom Rack, PetSmart, Staples, T.J. Maxx, Value City Furniture
219	Hilliard Rome Commons	Columbus	Columbus	OH	2001	2007	20%	DDRM	111	111	$14.61	—
220	Lennox Town Center	Columbus	Columbus	OH	1997	1998	50%	Other	374	374	$12.00	AMC Theatres, Barnes & Noble, Staples, Target
221	Polaris Towne Center	Columbus	Columbus	OH	1999	2011	100%		458	730	$16.61	Best Buy, Big Lots, Jo-Ann, Kroger, Lowe’s (U), OfficeMax, T.J. Maxx, Target (U)
222	Sun Center	Columbus	Columbus	OH	1995	1998	79%	Other	316	358	$14.21	Ashley Furniture HomeStore, Babies “R” Us, Michaels, Staples, Stein Mart, Whole Foods
223	Perimeter Center	Columbus	Dublin	OH	1996	1998	100%		136	136	$16.57	Giant Eagle
224	Derby Square	Columbus	Grove City	OH	1992	1998	20%	DDRM	125	134	$11.00	Giant Eagle
225	Powell Center	Columbus	Lewis Center	OH	2000	2014	5%	BREDDR III	202	233	$13.36	Giant Eagle, HomeGoods, Marshalls, Michaels
226	North Heights Plaza	Dayton	Huber Heights	OH	1990	1993	100%		182	295	$12.43	Bed Bath & Beyond (U), Big Lots, Dick’s Sporting Goods, Hobby Lobby (U), Sears Outlet (U)
227	Shoppes on South Main	Toledo	Bowling Green	OH	1978	2014	5%	BREDDR III	111	222	$10.93	Home Depot (U), T.J. Maxx
228	North Towne Commons	Toledo	Toledo	OH	1995	2004	100%		80	295		Kroger (U), T.J. Maxx (U), Target (U)
229	Springfield Commons	Toledo	Toledo	OH	1999	DEV	20%	DDRM	272	272	$11.24	Babies “R” Us, Bed Bath & Beyond, Gander Mountain, Kohl’s, Old Navy
230	Gresham Station	Portland	Gresham	OR	2000	2016	100%		342	342	$19.63	Bed Bath & Beyond, Best Buy, Craft Warehouse, LA Fitness
231	Tanasbourne Town Center	Portland	Portland	OR	2001	1996	100%		310	571	$20.27	Barnes & Noble, Bed Bath & Beyond, Best Buy (U), Michaels, Nordstrom Rack (U), Office Depot, Ross Dress for Less, Target (U)

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
232	West Valley Marketplace	Allentown	Allentown	PA	2004	2003	100%		259	268	$10.94	Walmart
233	Southmont Plaza	Allentown	Easton	PA	2004	2015	5%	BREDDR IV	251	386	$15.58	Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick’s Sporting Goods, Lowe’s (U), Michaels, Staples
234	Peach Street Marketplace	Erie	Erie	PA	2012	DEV	100%		721	1,001	$10.14	Babies “R” Us, Bed Bath & Beyond, Best Buy (U), Burlington, Cinemark, Erie Sports, Hobby Lobby, Home Depot (U), Kohl’s, Lowe’s, Marshalls, PetSmart, Target (U)
235	Silver Spring Square	Harrisburg	Mechanicsburg	PA	2001	2013	100%		343	569	$17.74	Bed Bath & Beyond, Best Buy, Kohl’s (U), Ross Dress for Less, Target (U), Wegmans
236	Ashbridge Square	Philadelphia	Downingtown	PA	1999	2015	5%	BREDDR IV	386	386	$10.99	Best Buy, Christmas Tree Shops, Home Depot, Jo-Ann, Staples
237	Noble Town Center	Philadelphia	Jenkintown	PA	1999	2014	100%		168	168	$15.89	AFC Fitness, Bed Bath & Beyond, PetSmart, Ross Dress for Less, Stein Mart
238	Overlook at King of Prussia	Philadelphia	King Of Prussia	PA	2002	2007	15%	TIAA	195	195	$28.57	Best Buy, Off 5th, United Artists Theatre
239	Widewater Commons	Uniontown	Uniontown	PA	2008	2014	5%	BREDDR III	47	171	$14.18	PetSmart, Target (U)
240	Plaza Isabela	Aguadilla-Isabella	Isabela	PR	1994	2005	100%		259	259	$15.59	Selectos Supermarket, Walmart
241	Plaza Fajardo	Fajardo	Fajardo	PR	2013	2005	100%		274	274	$17.40	Econo, Walmart
242	Plaza Walmart	Guayama	Guayama	PR	1994	2005	100%		164	164	$9.39	Walmart
243	Plaza del Atlántico	San Juan	Arecibo	PR	1993	2005	100%		223	223	$12.17	Capri Del Atlantico, Kmart
244	Plaza del Sol	San Juan	Bayamon	PR	2014	2005	100%		612	724	$32.17	Bed Bath & Beyond, Caribbean Cinemas, H & M, Home Depot (U), Old Navy, Walmart
245	Plaza Río Hondo	San Juan	Bayamon	PR	2015	2005	100%		555	555	$26.37	Best Buy, Caribbean Cinemas, Kmart, Marshalls Mega Store, Pueblo, T.J. Maxx
246	Plaza Escorial	San Juan	Carolina	PR	1997	2005	100%		524	636	$16.29	Caribbean Cinemas, Home Depot (U), OfficeMax, Old Navy, Sam’s Club, Walmart
247	Plaza Cayey	San Juan	Cayey	PR	2004	2005	100%		313	339	$9.32	Caribbean Cinemas (U), Walmart
248	Plaza del Norte	San Juan	Hatillo	PR	2012	2005	100%		682	699	$17.92	Caribbean Cinemas, JCPenney, OfficeMax, Rooms To Go, Sears, T.J. Maxx, Toys “R” Us/Babies “R” Us
249	Plaza Palma Real	San Juan	Humacao	PR	1995	2005	100%		449	449	$16.78	Capri, JCPenney, Marshalls, Pep Boys, Walmart
250	Señorial Plaza	San Juan	Rio Piedras	PR	2010	2005	100%		202	202	$17.64	Pueblo
251	Plaza Vega Baja	San Juan	Vega Baja	PR	1990	2005	100%		185	185	$11.81	Econo
252	Warwick Center	Providence	Warwick	RI	2004	2007	15%	TIAA	153	153	$19.14	Barnes & Noble, Dick’s Sporting Goods, DSW
253	Ashley Crossing	Charleston	Charleston	SC	2011	2003	100%		208	217	$9.49	Food Lion, Jo-Ann, Kohl’s, Marshalls

254	Wando Crossing	Charleston	Mount Pleasant	SC	2000	1995	100%		205	326	$13.56	Marshalls, Michaels, Office Depot, T.J. Maxx, Walmart (U)
255	Columbiana Station	Columbia	Columbia	SC	2003	2007	15%	TIAA	375	436	$15.54	buybuy BABY, Columbia Grand Theatre (U), Dick’s Sporting Goods, Michaels, PetSmart
256	Harbison Court	Columbia	Columbia	SC	2015	2002	100%		242	301	$14.51	Babies “R” Us (U), Marshalls, Nordstrom Rack, Ross Dress for Less
257	Midtowne Park	Greenville	Anderson	SC	2008	2014	5%	BREDDR III	167	174	$11.64	Dick’s Sporting Goods, Kohl’s, Staples
258	Hobby Lobby Center	Greenville	Greenville	SC	2004	2014	5%	BREDDR III	69	268	$8.92	Hobby Lobby, Walmart (U)
259	The Point	Greenville	Greenville	SC	2005	2007	20%	SAU	104	104	$17.01	REI, Whole Foods
260	Walmart	Greenville	Greenville	SC	1998	2007	100%		200	200	$6.36	Walmart
261	Fairview Station	Greenville	Simpsonville	SC	1990	1994	100%		153	153	$6.86	Ingles, Kohl’s
262	The Plaza at Carolina Forest	Myrtle Beach	Myrtle Beach	SC	1999	2007	20%	SAU	140	140	$13.14	Kroger
263	Pavilion of Turkey Creek	Knoxville	Knoxville	TN	2001	2007	15%	TIAA	277	658	$14.76	DSW, Hobby Lobby, OfficeMax, Old Navy, Ross Dress for Less, Target (U), Walmart (U)
264	Town & Country Commons	Knoxville	Knoxville	TN	1997	2007	15%	TIAA	655	655	$10.95	Best Buy, Conn’s, Dick’s Sporting Goods, Jo-Ann, Knoxville 16, Lowe’s, Staples, Tuesday Morning
265	American Way	Memphis	Memphis	TN	1988	2007	20%	SAU	110	110	$7.85	—
266	Crossroads Square	Morristown	Morristown	TN	2004	2007	20%	SAU	70	95	$6.42	Bargain Hunt, OfficeMax (U)
267	Cool Springs Pointe	Nashville	Brentwood	TN	2004	2000	100%		198	198	$15.90	Best Buy, Ross Dress for Less, Royal Furniture
268	Lowe’s Home Improvement	Nashville	Hendersonville	TN	1999	2003	100%		129	141	$8.83	Lowe’s
269	Bellevue Place	Nashville	Nashville	TN	2003	2007	15%	TIAA	77	192	$12.70	Bed Bath & Beyond, Home Depot (U), Michaels
270	Kyle Crossing	Austin	Kyle	TX	2010	DEV	100%		121	375	$19.18	Kohl’s (U), Ross Dress for Less, Target (U)
271	Kyle Marketplace	Austin	Kyle	TX	2007	2014	5%	BREDDR III	226	226	$16.01	H-E-B Plus!
272	McAlister Square	Dallas	Burleson	TX	2007	2014	5%	BREDDR III	169	169	$11.01	Academy Sports, Party City
273	Cedar Hill Village	Dallas	Cedar Hill	TX	2002	2014	5%	BREDDR III	44	150	$18.19	24 Hour Fitness, JCPenney (U)
274	Eastchase Market	Dallas-FTW	Fort Worth	TX	1997	2014	5%	BREDDR III	262	420	$11.32	Aldi (U), AMC Theatres, Burke’s Outlet, Marshalls, Ross Dress for Less, Spec’s Wine, Spirits, & Finer Foods, Target (U)
275	The Marketplace at Highland Village	Dallas-FTW	Highland Village	TX	2007	2013	100%		207	451	$16.85	DSW, LA Fitness, Petco, T.J. Maxx/HomeGoods, Walmart (U)

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
276	MacArthur Marketplace	Dallas-FTW	Irving	TX	2004	2003	100%		252	602	$9.82	Hollywood Theatres, Kohl’s, Sam’s Club (U), Walmart (U)
277	The Marketplace at Towne Centre	Dallas-FTW	Mesquite	TX	2001	2003	100%		174	399	$15.91	Cavender’s (U), Home Depot (U), Kohl’s (U), Michaels, PetSmart, Ross Dress for Less
278	Greenway Commons	Houston	Houston	TX	2008	2014	5%	BREDDR III	253	258	$19.05	Costco, LA Fitness
279	Willowbrook Plaza	Houston	Houston	TX	2014	2015	100%		385	393	$15.43	AMC Theatres, Bed Bath & Beyond, Bel Furniture, buybuy BABY, Cost Plus World Market
280	Bandera Pointe	San Antonio	San Antonio	TX	2002	DEV	100%		500	851	$13.12	Barnes & Noble, Gold’s Gym, Jo-Ann, Kohl’s (U), Lowe’s, Old Navy, PetSmart, Ross Dress for Less, Spec’s Wine, Spirits & Finer Foods (U), T.J. Maxx, Target (U)
281	Terrell Plaza	San Antonio	San Antonio	TX	2012	2007	100%		108	243	$19.30	Ross Dress for Less, Target (U)
282	Village at Stone Oak	San Antonio	San Antonio	TX	2007	DEV	100%		448	623	$20.98	Alamo Drafthouse Cinema, Hobby Lobby, HomeGoods, Target (U)
283	Fortuna Center Plaza	Balt-Wash DC	Dumfries	VA	2006	2013	100%		105	232	$16.36	Shoppers Food Warehouse, Target (U)
284	Fairfax Towne Center	Balt-Wash DC	Fairfax	VA	1994	1995	100%		253	253	$19.77	Bed Bath & Beyond, Jo-Ann, Regal Cinemas, Safeway, T.J. Maxx
285	Springfield Center	Balt-Wash DC	Springfield	VA	1999	2007	100%		177	177	$22.26	Barnes & Noble, Bed Bath & Beyond, DSW, Michaels, The Tile Shop
286	Bermuda Square	Richmond	Chester	VA	1978	2003	100%		82	82	$25.51	Martin’s
287	Creeks at Virginia Centre	Richmond	Glen Allen	VA	2002	2007	15%	TIAA	266	266	$15.57	Barnes & Noble, Bed Bath & Beyond, Dick’s Sporting Goods, Michaels, Ross Dress for Less
288	Commonwealth Center	Richmond	Midlothian	VA	2002	2007	100%		166	166	$16.27	Michaels, Stein Mart, The Fresh Market
289	Downtown Short Pump	Richmond	Richmond	VA	2000	2007	100%		126	252	$22.46	American Family Fitness (U), Barnes & Noble, Regal Cinemas, Skate Nation (U)
290	White Oak Village	Richmond	Richmond	VA	2008	2014	5%	BREDDR III	432	956	$15.75	JCPenney, K&G Fashion Superstore, Lowe’s (U), Michaels, PetSmart, Publix, Sam’s Club (U), Target (U)
291	Indian Lakes Crossing	Virginia Beach	Virginia Beach	VA	2008	2014	5%	BREDDR III	71	71	$15.23	Harris Teeter
292	Kroger Plaza	Virginia Beach	Virginia Beach	VA	1997	2007	20%	SAU	68	86	$3.71	Kroger
293	Apple Blossom Corners	Winchester	Winchester	VA	1997	IPO	20%	DDRM	243	243	$11.10	Books-A-Million, HomeGoods, Kohl’s, Martin’s
294	Winchester Station	Winchester	Winchester	VA	2005	2014	5%	BREDDR III	183	417	$15.49	Bed Bath & Beyond, Michaels, Ross Dress for Less, Walmart (U)
295	Orchards Market Center	Portland	Vancouver	WA	2005	2013	100%		178	209	$16.38	Big 5 Sporting Goods (U), Jo-Ann, LA Fitness, Office Depot, Sportsman’s Warehouse
296	Shoppers World of Brookfield	Milwaukee	Brookfield	WI	1967	2003	100%		203	285	$11.50	Burlington, Pick’n Save (U), Ross Dress for Less, Xperience Fitness
297	Marketplace of Brown Deer	Milwaukee	Brown Deer	WI	1989	2003	100%		410	410	$9.16	Bob’s Discount Furniture, Burlington, Michaels, OfficeMax, Pick’n Save, Ross Dress for Less, T.J. Maxx

298	West Allis Center	Milwaukee	West Allis	WI	1968	2003	100%		264	392	$6.42	Kohl’s, Marshalls/HomeGoods, Menards (U), Pick’n Save
			Total						72,686	100,038

DEV - Property developed by the Company

IPO - Original IPO Property

BREDDR III - BRE DDR Retail Holdings III

BREDDR IV - BRE DDR Retail Holdings IV

DDRM - DDRM Properties

SAU - DDR-SAU Retail Fund

TIAA - DDRTC Core Retail Fund

Note: (U) indicates unowned

INVESTOR RELATIONS DEPARTMENT
3300 ENTERPRISE PARKWAY
BEACHWOOD, OH 44122
P. 216.755.5500
F. 216.755.1500
DDR.COM

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